UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

TERRA INCOME FUND 6, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than Registrant)
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550 Fifth Avenue, 6th Floor
New York, NY 10036
(212) 753-5100
[           ], 2021
Dear Stockholder:
You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Meeting”) of Terra Income Fund 6, Inc. (the “Company”) which will be held as a “virtual meeting” via live webcast on [      ], [      ], 2021 at [      ] Eastern Time. To be admitted to the live webcast for the Meeting you must register at www.proxydocs.com/terra by [      ] Eastern Time on [      ], 2021. You will be asked to provide the control number located inside the shaded gray box on your proxy card. After completion of your registration by the registration deadline, further instructions, including a unique link to access the Meeting, will be emailed to you.
Many publicly traded companies allow banks, brokers or other nominees who are the record holders of the shares to vote the shares they hold on your behalf on various routine matters. Unfortunately, such broker voting is not available to the Company, so stockholders must personally vote, or authorize a proxy to vote, their shares. In order to have a quorum to conduct business, the Company must have present at the Meeting, virtually via webcast or by proxy, stockholders entitled to cast a majority of all the votes entitled to be cast virtually via webcast at the Meeting in order to have a quorum to conduct business. Therefore, we ask that you personally vote your shares as soon as possible so that we can assure we have a quorum. You may vote by attending the Meeting via webcast and submitting a ballot, or you may authorize a proxy to vote your shares (i) by using the enclosed proxy card, (ii) electronically at www.proxydocs.com/terra or (iii) by calling 1-866-474-9826 and following the prompts.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND VOTE VIA WEBCAST, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT (OR VOTE VIA THE INTERNET OR TELEPHONE) PROMPTLY.
Prior to the Recapitalization (as defined below), Axar Terra LLC (“Axar Terra”) was the ultimate parent of Terra Income Advisors, LLC, the investment adviser to the Company (the “Advisor”), and the Advisor’s immediate parent, Terra Capital Partners, LLC (“TCP”) was solely controlled by Axar Terra. Axar Terra was managed and solely controlled by Axar Real Estate Capital Group LLC (“Axar RE Manager”), which ultimately indirectly controlled the Advisor through its control of Axar Terra and TCP. MAVIK Capital Management, LP (“MAVIK”) is an entity controlled by Vikram S. Uppal. Mr. Uppal is the current Chairman of the Board, Chief Executive Officer and President of the Company, as well as the Chief Executive Officer of TCP, the immediate parent of the Advisor, and the Chief Executive Officer of the Advisor. In connection with the transaction entered into on April 1, 2021 by and among Axar Terra, Axar RE Manager, and MAVIK (the “Recapitalization”), MAVIK indirectly acquired non-voting securities of the Advisor, and Axar RE Manager, which previously indirectly held the voting securities of the Advisor, will continue to hold such voting securities until the New Advisory Agreement (as defined below) is approved. Thus, the same parties that controlled the Advisor prior to the consummation of the Recapitalization have maintained control of the Advisor, and will continue to do so unless the New Advisory Agreement is approved. If the New Advisory Agreement is approved, Axar RE Manager will cease to be the manager of the Advisor (and thereby cease to hold the Advisor’s voting securities) and TCP will again become the managing member of the Advisor, which may be deemed to constitute a change in control of the Advisor that would result in an assignment and subsequent termination of the current investment advisory and administrative services agreement between the Company and the Advisor (the “Existing Advisory Agreement”) dated April 30, 2019 and as renewed by the board of directors of the Company (the “Board”) from time to time, in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

The stockholders of the Company are being asked to approve a new investment advisory and administrative services agreement between the Company and the Advisor (the “New Advisory Agreement”). As described in the accompanying Proxy Statement, all material terms of the Existing Advisory Agreement and the New Advisory Agreement will remain unchanged. The 1940 Act requires that a new investment advisory agreement be approved by both a majority of an investment company’s “non-interested” directors and “a majority of the outstanding voting securities,” as such terms are defined under the 1940 Act. The Board, including all of the non-interested directors, has approved the New Advisory Agreement and believes it to be in the best interests of the Company and its stockholders. If approved by holders of the required majority of the Company’s outstanding voting securities, the New Advisory Agreement will become effective as soon as practicable following the Meeting. The proposal is explained more fully in the attached Proxy Statement.
In addition, the Company’s stockholders are being asked to consider and vote upon: (i) the election of four members of the Board, one to serve until the 2022 annual meeting of stockholders, two to serve until the 2023 annual meeting of stockholders, and one to serve until the 2024 annual meeting of stockholders, and in each case until their successors is duly elected and qualifies; (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; (iii) the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies; and (iv) the transaction of such other business that may properly come before the Meeting and any postponement or adjournment thereof. Further details of the business to be conducted at the Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. I, along with other members of the Company’s management, will be available to respond to stockholders’ questions at the Meeting.
It is important that your shares be represented at the Meeting. If you are unable to attend the Meeting via webcast, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by authorizing a proxy to vote your shares through the Internet or by telephone prior to the Meeting as described in the Proxy Statement and on the enclosed proxy card.
Your vote and participation in the governance of the Company is very important to us. We hope that you will join us for the meeting.
Sincerely yours,
/s/ Vikram S. Uppal

Chairman of the Board, Chief Executive
Officer and President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [      ], 2021
Each of our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available on the Internet at www.proxydocs.com/terra. The following information applicable to the Meeting may be found in the Proxy Statement and accompanying proxy card:
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The date and time of the Meeting;

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A list of the matters intended to be acted on and the Board’s recommendations regarding those matters;

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Any control/identification numbers that you need to access your proxy card; and

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Information about virtually attending the Meeting via webcast and voting at the Meeting.

550 Fifth Avenue, 6th Floor
New York, NY 10036
(212) 753-5100

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
To be Held on [      ], [      ], 2021 at [      ] Eastern Time

To the Stockholders of Terra Income Fund 6, Inc.:
The 2021 Annual Meeting of Stockholders (the “Meeting”) of Terra Income Fund 6, Inc., a Maryland corporation (the “Company”), will be held as a “virtual meeting” via live webcast on [      ], [      ], 2021 at [      ] Eastern Time. Prior to the Meeting, you may authorize a proxy to vote your shares electronically at www.proxydocs.com/terra or by calling 1-866-474-9826. You will be asked to provide the control number located inside the shaded gray box on your proxy card.
As discussed in more detail in the enclosed Proxy Statement, prior to the Recapitalization (as defined below), Axar Terra LLC (“Axar Terra”) was the ultimate parent of Terra Income Advisors, LLC, the investment adviser to the Company (the “Advisor”), and the Advisor’s immediate parent, Terra Capital Partners, LLC (“TCP”) was solely controlled by Axar Terra. Axar Terra was managed and solely controlled by Axar Real Estate Capital Group LLC (“Axar RE Manager”), which ultimately indirectly controlled the Advisor through its control of Axar Terra and TCP. MAVIK Capital Management, LP (“MAVIK”) is an entity controlled by Vikram S. Uppal. Mr. Uppal is the current Chairman of the Board, Chief Executive Officer and President of the Company, as well as the Chief Executive Officer of TCP, the immediate parent of the Advisor, and the Chief Executive Officer of the Advisor. In connection with the transaction entered into on April 1, 2021 by and among Axar Terra, Axar RE Manager, and MAVIK (the “Recapitalization”), MAVIK indirectly acquired non-voting securities of the Advisor, and Axar RE Manager, which previously indirectly held the voting securities of the Advisor, will continue to hold such voting securities until the New Advisory Agreement (as defined below) is approved.. Thus, the same parties that controlled the Advisor prior to the consummation of the Recapitalization have maintained control of the Advisor, and will continue to do so unless the new investment advisory and administrative services agreement between the Company and the Advisor (the “New Advisory Agreement”) is approved. If the New Advisory Agreement is approved, Axar RE Manager will cease to be the manager of the Advisor (and thereby cease to hold the Advisor’s voting securities) and TCP will again become the managing member of the Advisor, which may be deemed to constitute a change in control of the Advisor that would result in an assignment and subsequent termination of the current investment advisory and administrative services agreement between the Company and the Advisor (the “Existing Advisory Agreement”) dated April 30, 2019 and as renewed by the board of directors (the “Board”) of the Company from time to time, in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).
In full, the Meeting is being held for the following purposes:
1.
To consider and vote upon the approval of the New Advisory Agreement between the Company and the Advisor, to take effect as soon as practicable following the Meeting;

2.
To consider and vote upon the election of four members of the Board, one to serve until the 2022 annual meeting of stockholders, two to serve until the 2023 annual meeting of stockholders, and one to serve until the 2024 annual meeting of stockholders, and in each case until their successor is duly elected and qualifies;

3.
To consider and vote upon the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

4.
To consider and vote upon the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies; and

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To consider and vote upon the transaction of such other business as may properly come before the Meeting, or any postponement or adjournment thereof.

THE BOARD, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 3 AND 4,
AND “FOR” EACH OF THE FOUR DIRECTOR NOMINEES IN PROPOSAL 2.
Each proposal is discussed in greater detail in the enclosed Proxy Statement. You have the right to receive notice of and to vote prior to the Meeting if you were a stockholder of record at the close of business on [      ], 2021. Whether or not you expect to attend the Meeting via webcast, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or authorize a proxy to vote your shares by telephone or through the Internet, as indicated on the proxy card. Please refer to the voting instructions provided on your proxy card. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
The virtual waiting room for the Meeting will open 15 minutes prior to the start of the Meeting. Stockholders will hear music until the meeting is started. If stockholders have any difficulty accessing the meeting, they should call our proxy solicitor, Mediant Communications, Inc., at the toll-free number provided in the email received prior to the meeting. Live technicians will be available to assist stockholders with any virtual meeting attendance difficulties.
The virtual annual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) with Chrome being the preferred option. Devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins will provide the best experience. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Meeting.
Many publicly traded companies allow banks, brokers or other nominees who are the record holders of the shares to vote the shares they hold on your behalf on various routine matters. Unfortunately, such broker voting is not available to the Company, so stockholders must personally vote, or authorize a proxy to vote, their shares. In order to have a quorum to conduct business, the Company must have present at the Meeting, virtually via webcast or by proxy, stockholders entitled to cast a majority of all the votes entitled to be cast virtually via webcast at the Meeting in order to have a quorum to conduct business. Therefore, we ask that you personally vote your shares as soon as possible so that we can assure we have a quorum. You may vote by attending the Meeting virtually via webcast and submitting a ballot, or you may authorize a proxy to vote your shares (i) by using the enclosed proxy card, (ii) electronically at www.proxydocs.com/terra or (iii) by calling 1-866-474-9826 and following the prompts.
Sincerely yours,
/s/ Gregory M. Pinkus

Secretary
New York, New York
[      ], 2021
This is an important meeting. To ensure proper representation at the Meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope or authorize a proxy to vote your shares by telephone or through the Internet. Even if you vote your shares prior to the Meeting, you may still attend the Meeting and vote your shares virtually via webcast.
If you have any questions about the Meeting or the New Advisory Agreement after reading the accompanying Proxy Statement, please contact the Company’s proxy solicitor, Mediant Communications Inc. by calling 1-844-559-1548 or writing to P.O. Box 8035, Cary, NC 27512-9916.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING
Q:
Why did you send me this Proxy Statement?

A:
The Board is soliciting your proxy to vote at the Meeting to be held on [      ], [      ], 2021 at [      ] Eastern Time as a “virtual meeting” via live webcast, and at any adjournment or postponement thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders provided with this Proxy Statement.

This Proxy Statement summarizes the information regarding the matters to be voted upon at the Meeting. However, you do not need to attend the Meeting to vote your shares. You may simply complete, sign, and return the enclosed proxy card, or authorize a proxy to vote your shares by calling the telephone number indicated on the enclosed proxy card, or through the Internet, as indicated on the proxy card. This cannot be done on your behalf by your investment firm of personal advisor.
As of the close of business on [      ], 2021, the date for determining stockholders entitled to vote at the Meeting (the “Record Date”), there were [      ] shares of the Company’s common stock outstanding. If you owned shares of the Company’s common stock at the close of business on the Record Date, you are entitled to one vote for each share of common stock you owned as of that date. The Company began mailing this Proxy Statement on or about [      ], 2021 to all stockholders entitled to vote their shares at the Meeting.
Q:
What am I being asked to vote on?

A:
At the Meeting, stockholders of the Company are being asked to consider and vote upon the following proposals as set forth in the Notice of Annual Meeting of Stockholders:

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The approval of the New Advisory Agreement between the Company and the Advisor, to take effect as soon as practicable following the Meeting;

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The election of four members of the Board, one to serve until the 2022 annual meeting of stockholders, two to serve until the 2023 annual meeting of stockholders, and one to serve until the 2024 annual meeting of stockholders, and in each case until their successor is duly elected and qualifies;

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The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

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The adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies; and

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The transaction of such other business as may properly come before the Meeting, or any postponement or adjournment thereof.

Q:
What is the Recapitalization?

A:
As discussed in more detail in the enclosed Proxy Statement, the Recapitalization is a series of related transactions pursuant to which MAVIK Capital Management, LP (“MAVIK”), an entity controlled by Vikram S. Uppal, acquired all of the outstanding interests in Terra Capital Partners, LLC (“TCP”) for a combination of cash and interests in MAVIK. Mr. Uppal is the current Chairman of the Board, Chief Executive Officer and President of the Company, as well as the Chief Executive Officer of each of TCP and the Advisor. As part of the Recapitalization, a private fund managed by a division of a publicly-traded alternative asset manager (the “Asset Manager”) with more than $500 billion in assets under management has acquired a passive interest consisting of “non-voting securities,” as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), in MAVIK, the ultimate parent of the Advisor. In addition, as part of the Recapitalization, Axar Real Estate Partners I, LP, one of the largest holders of interests in Axar Terra, received cash for its indirect interests in TCP.

Prior to the Recapitalization, Axar Terra LLC (“Axar Terra”) was the ultimate parent of the Advisor, and the Advisor’s immediate parent, Terra Capital Partners, LLC (“TCP”) was solely controlled by Axar Terra. Axar Terra was managed and solely controlled by Axar Real Estate Capital Group LLC (“Axar RE Manager”), which ultimately indirectly controlled the Advisor through its control of Axar

Terra and TCP. MAVIK In connection with the Recapitalization, MAVIK indirectly acquired non-voting securities of the Advisor, and Axar RE Manager, which previously indirectly held the voting securities of the Advisor, will continue to hold such voting securities until the New Advisory Agreement (as defined below) is approved. Thus, the same parties that controlled the Advisor prior to the consummation of the Recapitalization have maintained control of the Advisor, and will continue to do so unless a new investment advisory and administrative services agreement between the Company and the Advisor (the “New Advisory Agreement”) is approved. If the New Advisory Agreement is approved, Axar RE Manager will cease to be the manager of the Advisor (and thereby cease to hold the Advisor’s voting securities) and TCP will again become the managing member of the Advisor, which may be deemed to constitute a change in control of the Advisor that would result in an assignment and subsequent termination of the current investment advisory and administrative services agreement between the Company and the Advisor (the “Existing Advisory Agreement”) dated April 30, 2019 and as renewed by the board of directors of the Company (the “Board”) from time to time, in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).
Q:
Why am I being asked to vote on the New Advisory Agreement?

A:
Although Axar Terra currently is the manager of the Advisor and therefore the parties that controlled the Advisor prior to the Recapitalization have maintained such control, the Advisor desires to make TCP the managing member of the Advisor as promptly as practicable. The designation of TCP as the Advisor’s managing member will terminate the Company’s Existing Advisory Agreement with the Advisor. Accordingly, stockholders of the Company are being asked to approve the New Advisory Agreement with the Advisor, which is on the same terms as are currently in effect under the Existing Advisory Agreement in all material respects. The Board believes that approval of the New Advisory Agreement will provide the benefits to the Company discussed below. The Board, including all of the members of the Board who are not “interested persons,” as defined by Section 2(a)(19) of the 1940 Act (the “Non-Interested Directors”), has approved the New Advisory Agreement and believes it to be in the best interests of the Company and its stockholders.

Q:
What are the benefits of the Recapitalization to the Company and its stockholders?

A:
In evaluating the New Advisory Agreement, the Board requested an extensive set of materials and also met with representatives of MAVIK to ask questions related to the potential impact of the Recapitalization on the Company and its stockholders.

MAVIK is an entity controlled by Vikram S. Uppal. Mr. Uppal is the current Chairman of the Board, Chief Executive Officer and President of the Company, as well as the Chief Executive Officer of each of TCP and the Advisor.
The Board discussed MAVIK’s qualifications and considered its relative strengths, and considered the following benefits of the Recapitalization to the Company and its stockholders:
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The Advisor will benefit from the consolidated ownership by MAVIK of the parent of the Advisor, which will benefit the capital structure and functioning of the Advisor;

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The Company and its affiliates can benefit from the experience of MAVIK’s personnel in real estate investing, capital markets expertise, and institutional relationships;

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The Board believes that the investment by the private fund managed by the Asset Manager in the ultimate parent of the Advisor, although passive and non-controlling, may expand the universe of investment opportunities for the Advisor to consider, including investments consistent with the Company’s investment objectives;

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The Board believes that the Asset Manager can provide the Advisor and its affiliates with introductions to potential institutional investors that may be willing to make an investment in the Company and supplement its existing retail investor base; and

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The Advisor expects to have expanded investment capabilities and access to enhanced resources and capital sources as a result of its relationship with the Asset Manager.

The current management and personnel of the Advisor have expressed their intent to continue their employment with the Advisor post-consummation of the Recapitalization.
Q:
What is the status of the Recapitalization?

A:
The Recapitalization was consummated on April 1, 2021. The Recapitalization is intended to comply with the conditions imposed under Section 15(f) of the 1940 Act, which provides that when a sale of securities or a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons cannot receive any amount or benefit in connection with the sale unless two conditions are satisfied. These conditions are as follows:

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First, for three years following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons,” as such term is defined in the 1940 Act, of the investment adviser or predecessor adviser. The Board as currently constituted meets this requirement, and the Board will continue to meet this requirement if the four director nominees are elected at the Meeting pursuant to Proposal 2; and

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Second, during the two years after the transaction an “unfair burden” must not be imposed on the investment company as a result of the sale of such interest. Neither the investment adviser (or predecessor or successor adviser), or any “interested person” of such an adviser, may receive or is entitled to receive any compensation, directly or indirectly, from the investment company or its stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The Advisor will conduct, and use its reasonable best efforts to cause its affiliates to conduct, relevant aspects of its business in compliance with the conditions of Section 15(f) of the 1940 Act. This includes a prohibition on proposals to increase in the investment advisory fees paid by the Company to the Advisor for two years.

Q:
How will the Recapitalization affect the Company’s investment objectives and strategy?

A:
There will be no immediate change to the Company’s current investment objectives and strategy as a result of the Recapitalization. The Company’s current investment objectives are (i) to pay attractive and stable cash distributions, (ii) to preserve, protect, and return capital contributions to its stockholders, and (iii) to realize growth in the value of the Company’s investments by timing their sale to maximize value. The Company’s current investment strategy is to originate and manage a diversified portfolio consisting of (i) commercial real estate loans to U.S. companies qualifying as eligible portfolio companies under the 1940 Act, including mezzanine loans, first and second lien mortgage loans, subordinated mortgage loans, bridge loans, and other commercial real estate-related loans related to or secured by high quality commercial real estate in the United States; (ii) preferred equity real estate investments in U.S. companies qualifying as eligible portfolio companies under the 1940 Act; and (iii) select commercial real estate-related debt securities, such as commercial mortgage backed securities or collateralized debt obligations. After the Recapitalization is completed, the Company may review its investment strategy in light of its investment objectives, and as a result of such review may expand its investment strategy to include additional investments that are consistent with the Company’s investment objectives.

Q:
How will the Recapitalization affect the Company’s distribution policy?

A:
There will be no changes to the Company’s current distribution policy as a result of the Recapitalization. The Company’s current distribution policy is to authorize and declare ordinary cash distributions on either a monthly or quarterly basis and to pay such distributions on a monthly basis. To the extent the Company has income available, it intends to continue to make monthly distributions; however, the timing and amount of any future distributions to the Company’s stockholders are subject to applicable legal restrictions and the sole discretion of the Board, and as a result, the Board may in the future determine to modify the Company’s current distribution policy. Any distributions to the Company’s stockholders will be declared out of assets legally available for distribution and at the sole discretion of the Board.

Q:
How will the Recapitalization affect the Company’s capital raising policy?

A:
As a business development company, the Company may increase its profitability by accessing additional capital for investment purposes. Accordingly, the Company expects to access the capital markets from time to time in the future to take advantage of additional investment opportunities. The Company may offer debt, common stock, preferred stock or subscription rights to purchase shares of the Company’s common stock in the future. Any such offerings of the Company’s securities may be through a registered public offering or through one or more private placements. The Company intends to use the proceeds from these offerings to fund additional investments in portfolio companies consistent with its investment objectives and general corporate purposes. The Company believes that following the Recapitalization it may be an attractive potential investment for potential institutional investors, including family offices, pension funds, endowments, sovereign wealth funds, and hedge and private equity funds. The Company may also pursue one or more strategic transactions in the future designed to maximize value to the Company’s stockholders or otherwise provide additional capital to the Company.

Q:
Will the investment advisory fees payable to the Advisor under the New Advisory Agreement increase as a result of the Recapitalization?

A:
No. All material terms and conditions of the Existing Advisory Agreement will be the same, including the incentive fees.

Q:
How does the Board recommend that I vote with respect to the proposal to approve the New Advisory Agreement?

A:
In evaluating the New Advisory Agreement, the Board reviewed certain materials furnished by the Advisor. The Board believes the Recapitalization and the New Advisory Agreement are in the best interests of the Company and its stockholders. Accordingly, after careful consideration, the Board unanimously recommends that you vote “FOR” the proposal to approve the New Advisory Agreement.

Q:
Do any of the Company’s directors or officers have any interest in the approval of the New Advisory Agreement that is different from that of the Company’s stockholders generally?

A:
Yes. As described in this Proxy Statement under “Significant Conflicts of Interest of the Directors and Officers in the Recapitalization,” beginning on page 21, certain of the Company’s officers and directors have significant conflicts of interest in connection with the vote on the New Advisory Agreement. In particular, Vikram S. Uppal, the Company’s Chairman of the Board, Chief Executive Officer and President, holds a significant amount of incentive equity units in TCP that have been converted into interests in MAVIK as part of the Recapitalization and, as a result, is entitled to a share of the profits of MAVIK after the investors in MAVIK have received distributions equal to their deemed capital contribution and a preferred return. In addition, as a result of the Recapitalization, Mr. Uppal has unilateral control over TCP and its subsidiaries (subject to limited consent rights by the other owners of interests in the general partner and the advisory board of MAVIK) other than, because the New Advisory Agreement has not yet been approved the Advisor. If the New Advisory Agreement is approved, Axar RE Manager will cease to be the manager of the Advisor (and thereby cease to hold the Advisor’s voting securities) and TCP will again become the managing member of the Advisor, and Vikram Uppal will, indirectly through his control of the general partner of MAVIK, control the Advisor.

Q:
Will the Company bear the costs associated with the Recapitalization?

A:
Except for those expenses and the costs associated with the Meeting, which will be borne by the Company, MAVIK and the members of Axar Terra selling their interests in TCP for cash bears responsibility for all other fees, expenses and costs in connection with the Recapitalization.

Q:
What is the quorum requirement for the Meeting?

A:
A quorum of stockholders must be present at the Meeting for any business to be conducted. The presence at the Meeting, virtually via webcast or by proxy, of the stockholders entitled to cast a majority of the shares of the Company’s common stock entitled to be cast on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes. However, abstentions and Broker Non-Votes are not counted as votes cast.
If a quorum is not present at the Meeting, the stockholders who are represented may adjourn the Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. On the Record Date, there were [      ] shares of the Company’s common stock outstanding and entitled to vote. Thus, [      ] shares must be represented by stockholders present at the Meeting or by proxy to have a quorum.
Q:
How do I vote by proxy and how many votes do I have?

A:
If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Meeting, the persons named as proxies on the proxy card will vote the shares in the manner that you specified. If you sign the proxy card, but do not make specific choices, the shares represented by such proxy will be voted as recommended by the Board. You may also authorize a proxy to vote your shares electronically at www.proxydocs.com/terra or by calling 1-866-474-9826.

If you require assistance with voting your proxy or have any questions about the Meeting, please contact the Company’s proxy solicitor, Mediant Communications Inc., toll-free at 1-844-559-1548.
If any other matter is properly presented, the shares represented by such proxy will be voted in accordance with the discretion of the person exercising authority conferred by the proxy at the Meeting. You will have one vote for each share of common stock that you own on the Record Date. Your proxy card indicates the number of shares that you owned on the Record Date.
Q:
How do I vote at the Meeting via webcast?

A:
The Meeting will be held as a “virtual meeting” via live webcast on [      ], [      ], 2021 at [      ] Eastern Time. To be admitted to the live webcast for the Meeting you must register at www.proxydocs.com/terra by 5:00 p.m. Eastern Time on [           ], 2021. You will be asked to provide the control number located inside the shaded gray box on your proxy card. After completion of your registration by the registration deadline, further instructions, including a unique link to access the Meeting, will be emailed to you. You may vote at the Meeting by following the instructions provided in the access email. If you have already voted, no further action is needed.

Q:
Are there check-in procedures to follow for the 2020 Annual Meeting and will technical assistance be offered during the 2020 Annual Meeting?

A:
The virtual waiting room for the Meeting will open 15 minutes prior to the start of the meeting. Stockholders will hear music until the meeting is started. If stockholders have any difficulty accessing the meeting, they should call the Company’s proxy tabulator, Mediant Communications Inc. (“Mediant”) at the toll-free number provided in the email received prior to the meeting. Live technicians will be available to assist stockholders with any virtual meeting attendance difficulties.

The virtual annual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) with Chrome being the preferred option. Devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins will provide the best experience. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Meeting.
Q:
How can I change my vote or revoke my proxy?

A:
You may change your vote or revoke your proxy at any time before the proxies are voted at the Meeting. If you have executed a proxy, you may revoke it with respect to any proposal by attending the Meeting and voting your shares via webcast (although attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request), or by submitting a letter of revocation or a later-dated proxy. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to Mediant.
Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Stockholders of Record. You are a stockholder of record if at the close of business on the Record Date your shares were registered directly in your name with the Company’s transfer agent, DST Systems, Inc.

Beneficial Owner.   You are a beneficial owner if at the close of business on the Record Date your shares were held by a bank, brokerage firm or other nominee and not in your name. Being a beneficial owner means that your shares are held in “street name.” Many publicly traded companies allow banks, brokers or other nominees who are the record holders of the shares to vote the shares they hold on your behalf on various routine matters. Unfortunately, such broker voting is not available to the Company, so stockholders must personally vote, or authorize a proxy to vote, their shares.
Q:
What are abstentions and Broker Non-Votes?

A:
An abstention represents action by a stockholder to refrain from voting “for” or “against” a proposal. “Broker Non-Votes” represent votes that could have been cast on a particular matter by a brokerage firm, as a stockholder of record, but that were not cast because the brokerage firm (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares, or (ii) had discretionary voting authority but nevertheless refrained from voting on the matter.

Q:
What happens if Proposal 1 is not approved at the Meeting?

A:
As discussed in more detail in the enclosed Proxy Statement, the consummation of the Recapitalization occurred on April 1, 2021 and Axar RE Manager, which previously indirectly held the voting securities of the Advisor, will continue to hold such voting securities and therefore the same parties that controlled the Advisor prior to the consummation of the Recapitalization have maintained control of the Advisor, and will continue to do so unless the New Advisory Agreement is approved. If the New Advisory Agreement is approved, Axar RE Manager will cease to be the manager of the Advisor (and thereby cease to hold the Advisor’s voting securities) and TCP will again become the managing member of the Advisor. To the extent Proposal 4 — Adjournment of the Meeting is approved by the Company’s stockholders, the Company may adjourn the Meeting and seek additional proxies to vote on Proposals 1-3 as necessary. If Proposal 1 is not approved by the Company’s stockholders, then Axar RE Manager will remain the manager of the Advisor and the Company will continue to operate pursuant to the Existing Advisory Agreement under the supervision of the existing Board and management team.

Q:
Who is paying for the costs of soliciting these proxies?

A:
The Company and the Advisor will bear the expenses in connection with the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and the proxy card. In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by: (i) the directors, officers, or employees of the Company or by the officers of the Advisor (without special compensation therefor), or (ii) by Mediant, the Company’s proxy solicitor, which has been engaged on behalf of the Advisor to solicit proxies on the Company’s behalf at an estimated fee of $30,000, plus out-of-pocket expenses. It is estimated that the Company will bear approximately $15,000 of such fee, plus out-of-pocket expenses. The Advisor will bear the remaining amount of such fees.

Q:
How do I find out the results of the voting at the Meeting?

A:
Preliminary voting results will be announced at the Meeting. Final voting results will be published in a current report on Form 8-K within four business days from the date of the Meeting.

Q:
Who should I call if I have any questions?

A:
If you have any questions about the Meeting, voting, or your ownership of the Company’s common stock, please contact Mediant by calling 1-844-559-1548 or writing to Terra Income Fund 6, Inc., c/o Mediant Communications, Inc., P.O. Box 8035, Cary, NC 27512-9916.

550 Fifth Avenue, 6th Floor
New York, NY 10036
(212) 753-5100

PROXY STATEMENT
2021 Annual Meeting of Stockholders
To be Held on [           ], 2021

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Terra Income Fund 6, Inc., a Maryland corporation (the “Company,” “we,” “us,” or “our”), for use at the Company’s 2021 Annual Meeting of Stockholders (the “Meeting”), to be held on [           ], [           ], 2021 at [           ] Eastern Time as a “virtual meeting” via live webcast, and at any adjournment or postponement thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders provided with this Proxy Statement. This Proxy Statement, the accompanying proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are being sent to stockholders on or about [           ], 2021. This Proxy Statement is also available on the Internet at www.proxydocs.com/terra.
We encourage you to authorize a proxy to vote your shares prior to the Meeting, either by telephone, via the Internet or by signing a proxy card. If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or via the Internet, and we receive your proxy in time for voting at the Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the director nominees and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.
If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by (i) notifying the proxy tabulator, Mediant Communications Inc. (“Mediant”), in writing at Terra Income Fund 6, Inc., c/o Mediant Communications Inc., P.O. Box 8035, Cary, NC 27512-9916, or (ii) submitting a later-dated authorization for a proxy to vote your shares prior to the Meeting (x) by using the enclosed proxy card, (y) electronically at www.proxydocs.com/terra or (z) by calling 1-866-474-9826 and following the prompts. Any stockholder of record attending the Meeting may vote at the Meeting whether or not he or she has previously authorized a proxy to vote his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares prior to the Meeting only if you obtain proper written authority from your institution or nominee prior to voting.
Stockholders of record may also authorize a proxy to vote their shares via the Internet or by telephone prior to the Meeting. Specific instructions to be followed by stockholders of record interested in authorizing a proxy to vote his or her shares via the Internet or by telephone are shown on the enclosed proxy card. The Internet and telephone proxy authorization voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy to vote their shares prior to the Meeting and confirm that their instructions have been properly recorded.
Purpose of Meeting
At the Meeting, you will be asked to consider and vote upon the following proposals:
1.
The approval of a new investment advisory and administrative services agreement (the “New Advisory Agreement”) between the Company and Terra Income Advisors, LLC (the “Advisor”), to take effect as soon as practicable following the Meeting (“Proposal 1”);

2.
The election of four members of the Board, one to serve until the 2022 annual meeting of stockholders, two to serve until the 2023 annual meeting of stockholders, and one to serve until the 2024 annual meeting of stockholders, and in each case until their successor is duly elected and qualifies (“Proposal 2”);

3.
The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Proposal 3”);

4.
The adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies (“Proposal 4”); and

5.
The transaction of such other business as may properly come before the Meeting, or any postponement or adjournment thereof.

Record Date and Voting Securities
The record date for the Meeting is the close of business on [           ], 2021 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. There were [           ] shares of our common stock outstanding on the Record Date.
Quorum Required
A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, virtually via webcast or by proxy, of the stockholders entitled to cast a majority of the shares of our common stock entitled to be cast on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes. However, abstentions and Broker Non-Votes are not counted as votes cast.
If a quorum is not present at the Meeting, the Meeting may be adjourned until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against such adjournment or any proposal for which an adjournment is sought, to permit the further solicitation of proxies. As of the Record Date, there were [           ] shares of the Company’s common stock outstanding and entitled to vote. Thus, [           ] shares must be represented by stockholders present at the Meeting or by proxy to have a quorum.
Vote Required
Approval of the New Advisory Agreement.   Approval of the New Advisory Agreement requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Meeting, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). Since the Company’s only voting securities are common stock, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Meeting is required to approve the New Advisory Agreement. For purposes of approval of the New Advisory Agreement, “a majority of outstanding shares of common stock” is the lesser of: (i) 67% or more of the shares of the Company’s common stock present at the Meeting if the holders of more than 50% of the outstanding common stock are present or represented by proxy; or (ii) more than 50% of our outstanding shares of common stock as of the Record Date. Abstentions will have the effect of a vote against the New Advisory Agreement. Since banks, brokerage firms or other nominees do not have discretion to vote on non-routine matters such as the approval of the New Advisory Agreement (but will be permitted to vote on Proposal 3 — Ratification of Appointment of KPMG as Independent Registered Public Accounting Firm), if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Meeting. Please see “— Vote Required for Each Proposal.”
Election of Directors.   The election of a director requires a plurality of all the votes cast either virtually via webcast or by proxy at the Meeting (i.e., the director nominee receiving the greatest number of votes cast for the director position being voted upon). Each share entitled to vote may be voted for as many persons as there are directors to be elected. However, stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a director nominee, your shares will not be voted with respect to such nominee. Because directors are elected by a plurality of all votes cast, abstentions and Broker Non-Votes will have no effect on the election of directors. Please see “— Vote Required for Each Proposal.”
Ratification of Appointment of KPMG.   The ratification of the appointment of KPMG as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast virtually via webcast or by proxy at the Meeting, assuming a quorum is present. Any shares not voted, whether by abstention, Broker Non-Vote or otherwise, will not impact the vote. Please see “— Vote Required for Each Proposal.”
Adjournment of Meeting.   Approval of the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies, requires the affirmative vote of a majority of the votes cast virtually via webcast at the Meeting. Abstentions and Broker Non-Votes will have no effect on this proposal. Please see “— Vote Required for Each Proposal.”
Additional Solicitation.   If there are not enough votes to approve the New Advisory Agreement or to elect the director nominee, the Meeting may be adjourned to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against such adjournment or the proposal for which an adjournment is sought, to permit the further solicitation of proxies. Also, a stockholder vote may be taken on the election of a director or to approve the New Advisory Agreement prior to any such adjournment if there are sufficient votes for approval of such election of a director or the New Advisory Agreement. Please see “— Vote Required for Each Proposal.”
None of the proposals, if approved, entitle stockholders to appraisal rights under our Articles of Amendment and Restatement, as amended by the Articles of Amendment thereto (collectively, the “Charter”), or the Maryland General Corporation Law, as amended (the “MGCL”).
Information Regarding This Solicitation
The Company and the Advisor will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, the Company will reimburse such persons for their reasonable expenses in so doing.
In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person or by telephone or facsimile transmission by our directors, officers or employees, or by the officers of the Advisor. The Advisor is located at 550 Fifth Avenue, 6th Floor, New York, New York 10036. No additional compensation will be paid to directors, officers or employees of the Company or the Advisor for such services.
Stockholders may also provide their voting instructions by telephone or through the Internet. These options require stockholders to input the control number located inside the shaded gray box on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy to vote their shares via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an email confirming their instructions upon request.
If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement prior to the Meeting.
Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to Mediant.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of our common stock by:
•
any person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•
each director, nominee and executive officer; and

•
all of directors, nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available. Unless otherwise indicated, we believe that each beneficial owner set forth in the table below has sole voting and investment power. Our directors are divided into two groups: interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. The address of all executive officers, directors and nominees is c/o Terra Income Fund 6, Inc., 550 Fifth Avenue, 6th Floor, New York, New York 10036.
Name	Number of Shares	Percentage(1)
Interested Director
Vikram S. Uppal	[ ]	[ ]
Independent Directors
Jeffrey M. Altman	[ ]	[ ]
Spencer E. Goldenberg	[ ]	[ ]
Robert E. Marks	[ ]	[ ]
Director Nominees
Adrienne M. Everett	[ ]	[ ]
Gaurav Misra	[ ]	[ ]
Executive Officers
Gregory M. Pinkus	[ ]	[ ]
Daniel J. Cooperman	[ ]	[ ]
All officers, directors and nominees as a group (8 persons)	[ ]	[ ]

*
Less than one percent.

(1)
Based on a total of [           ] of common stock issued and outstanding as of the Record Date.

The following table sets forth, as of the Record Date, the dollar range of our equity securities that are beneficially owned by each director and nominee, based on the Company’s net asset value per share as of [           ], [      ], which was $[      ]:
Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Director
Vikram S. Uppal	[ ]
Independent Directors
Jeffrey M. Altman	[ ]
Spencer E. Goldenberg	[ ]
Robert E. Marks	[ ]
Director Nominees
Adrienne M. Everett	[ ]
Gaurav Misra	[ ]

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)
The dollar range of equity securities beneficially owned are: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000 or over $100,000.

Delinquent Section 16(a) Reports
Pursuant to Section 16(a) of the Exchange Act, our directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to us and the SEC. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates. Based solely on a review of the copies of such reports and written representations delivered to us by such persons, we believe that there were no violations of Section 16(a) by such persons during the year ended December 31, 2020, except that Jeffrey M. Altman did not timely file a Form 3 with the SEC.

PROPOSAL NO. 1: APPROVAL OF ADVISORY AGREEMENT
Background
The Advisor currently provides investment advisory services to the Company pursuant to the current investment advisory and administrative services agreement dated April 30, 2019 and as renewed by the Board (the “Existing Advisory Agreement”). The Existing Advisory Agreement was last approved by a vote of the stockholders of the Company on April 25, 2019.
Prior to the Recapitalization, Axar Terra was the ultimate parent of the Advisor, and TCP, the Advisor’s immediate parent, was solely controlled by Axar Terra. Axar Terra was managed and solely controlled by Axar RE Manager, which ultimately indirectly controlled the Advisor through its control of Axar Terra and TCP. MAVIK is an entity controlled by Vikram S. Uppal. Mr. Uppal is the current Chairman of the Board, Chief Executive Officer and President of the Company, as well as the Chief Executive Officer of TCP, the immediate parent of the Advisor, and the Chief Executive Officer of the Advisor. As part of the Recapitalization, MAVIK entered into an agreement with the Asset Manager for a private fund managed by the Asset Manager to invest in the Recapitalization, whereby such private fund acquired a passive interest consisting of “non-voting securities,” as that term is defined under the 1940 Act, in the ultimate parent of the Advisor. In connection with the Recapitalization, MAVIK offered to purchase from each owner in Axar Terra all of their direct or indirect interests in TCP for cash or interests in MAVIK, at the election of such owner in Axar Terra, and offered to purchase from each direct owner in TCP all of their respective interests in TCP in exchange for interests in MAVIK. As part of the Recapitalization, among other parties, Axar Real Estate Partners I, LP, one of the largest holders of interests in Axar Terra, received cash for its indirect interests in TCP.
In connection with the Recapitalization, which was consummated on April 1, 2021, MAVIK acquired all of the outstanding interests in TCP for a combination of cash and interests in MAVIK. However, because at the time of the closing of the Recapitalization the stockholders of the Company have not yet approved the New Advisory Agreement (as contemplated below), Axar RE Manager, which previously indirectly held the voting securities of the Advisor, will continue to hold such voting securities until the New Advisory Agreement is approved. Thus, the same parties that controlled the Advisor prior to the consummation of the Recapitalization have maintained control of the Advisor, and will continue to do so unless the New Advisory Agreement is approved. If the New Advisory Agreement is approved, Axar RE Manager will cease to be the manager of the Advisor (and thereby cease to hold the Advisor’s voting securities) and TCP will again become the managing member of the Advisor, which may be deemed to constitute a change in control of the Advisor. Any change in control of the Advisor will trigger an assignment of the Existing Advisory Agreement under the 1940 Act. This assignment will automatically terminate the Existing Advisory Agreement, as required by Section 15 of the 1940 Act. In order for TCP to serve as the managing member of the Advisor, as the Advisor intends, the 1940 Act requires that a new advisory agreement be approved by both (i) a majority of the members of the Board who are not “interested persons,” as defined by Section 2(a)(19) of the 1940 Act (the “Non-Interested Directors”), and (ii) holders of “a majority of its outstanding voting securities,” as such term is defined under the 1940 Act. At a meeting of the Board on February 18, 2021, the Board, including all of the Non-Interested Directors, voted unanimously, subject to the approval of the Recapitalization by the Special Committee (as defined below), to (i) approve a new investment advisory agreement between the Company and the Advisor (the “New Advisory Agreement”), the terms and conditions of which will be identical to those of the Existing Advisory Agreement in all material respects, and (ii) recommend that the Company’s stockholders approve the New Advisory Agreement.
If approved by the stockholders of the Company, the New Advisory Agreement will be executed on behalf of the Company and become effective immediately following execution.
The stockholders of the Company are being asked to approve the New Advisory Agreement between the Company and the Advisor. The terms and conditions of the New Advisory Agreement will be identical with respect to all material terms and conditions of the Existing Advisory Agreement. The Board believes the approval of the New Advisory Agreement will provide continuity of advisory services to the Company by the Advisor, and believes it to be in the best interests of the Company and its stockholders.

Regardless of the closing of the Recapitalization, the Company will maintain its current investment objectives, which are (i) to pay attractive and stable cash distributions, (ii) to preserve, protect, and return capital contributions to its stockholders, and (iii) to realize growth in the value of the Company’s investments by timing their sale to maximize value. There will be no immediate change in the Company’s investment strategy, which is to originate and manage a diversified portfolio consisting of (i) commercial real estate loans to U.S. companies qualifying as eligible portfolio companies under the 1940 Act, including mezzanine loans, first and second lien mortgage loans, subordinated mortgage loans, bridge loans, and other commercial real estate-related loans related to or secured by high quality commercial real estate in the United States; (ii) preferred equity real estate investments in U.S. companies qualifying as eligible portfolio companies under the 1940 Act; and (iii) select commercial real estate-related debt securities, such as commercial mortgage backed securities or collateralized debt obligations. After the Recapitalization is completed, the Company may review its investment strategy in light of its investment objectives, and as a result of such review may expand its investment strategy to include additional investments that are consistent with the Company’s investment objectives.
There will be no changes to the Company’s distribution policy, which is to authorize and declare ordinary cash distributions on either a monthly or quarterly basis and to pay such distributions on a monthly basis. To the extent the Company has income available, it intends to continue to make monthly distributions; however, the timing and amount of any future distributions to the Company’s stockholders are subject to applicable legal restrictions and the sole discretion of the Board. Any distributions to the Company’s stockholders will be declared out of assets legally available for distribution.
As a business development company, the Company needs the ability to raise additional capital for investment purposes on an ongoing basis. Accordingly, the Company expects to access the capital markets from time to time in the future to raise cash to take advantage of additional investment opportunities. The Company may offer common stock, preferred stock, debt securities, or subscription rights to purchase shares of the Company’s common stock in the future. Any such offerings of the Company’s securities may be through a registered public offering or through one or more private placements. The Company intends to use the proceeds from these offerings to fund additional investments in portfolio companies consistent with its investment objectives and general corporate purposes. The Company believes that following the Recapitalization it may be an attractive potential investment for potential institutional investors, including family offices, pension funds, endowments, sovereign wealth funds, and hedge and private equity funds. The Company may also pursue one or more strategic transactions in the future designed to maximize value to the Company’s stockholders or otherwise provide additional capital to the Company.
The Company will not bear the costs of the Recapitalization. These costs are the responsibility of the owners of the Advisor. The Company and the Advisor will bear the costs associated with the Meeting.
To the extent Proposal 4 — Adjournment of the Meeting is approved by the Company’s stockholders, the Company may adjourn the Meeting and seek additional proxies to vote on Proposals 1-3 as necessary. If Proposal 1 is not approved by the Company’s stockholders, then Axar RE Manager will remain the manager of the Advisor and the Company will continue to operate pursuant to the Existing Advisory Agreement under the supervision of the existing Board and management team.
Benefits of the Recapitalization
In evaluating the New Advisory Agreement, the Board requested an extensive set of materials and also met with representatives of MAVIK to ask questions related to the potential impact of the Recapitalization on the Company and its stockholders.
MAVIK is an entity controlled by Vikram S. Uppal. Mr. Uppal is the current Chairman of the Board, Chief Executive Officer and President of the Company, as well as the Chief Executive Officer of each of TCP and the Advisor.
The Board discussed MAVIK’s qualifications and considered its relative strengths, and considered the following benefits of the Recapitalization to the Company and its stockholders:
•
The Advisor will benefit from the consolidated ownership by MAVIK of the parent of the Advisor, which will benefit the capital structure and functioning of the Advisor;

•
The Company and its affiliates can benefit from the experience of MAVIK’s personnel in real estate investing, capital markets expertise, and institutional relationships;

•
The Board believes that the investment by the private fund managed by the Asset Manager in the ultimate parent of the Advisor, although passive and non-controlling, can expand the universe of investment opportunities for the Advisor to consider, including investments consistent with the Company’s investment objectives;

•
The Board believes that the Asset Manager can provide the Advisor and its affiliates with introductions to potential institutional investors that may be willing to make an investment in the Company and supplement its existing retail investor base; and

•
The Advisor expects to have expanded investment capabilities and access to enhanced resources and capital sources as a result of its relationship with the Asset Manager.

The current management and personnel of the Advisor have expressed their intent to continue their employment with the Advisor post-consummation of the Recapitalization.
Summary of the Terms of the Existing Advisory Agreement and New Advisory Agreement
A copy of the New Advisory Agreement is attached to this Proxy Statement as Appendix A. The following description of the terms of the New Advisory Agreement is only a summary of its material terms. You should refer to Appendix A for the New Advisory Agreement, and the description of the New Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Appendix A.
The Advisor has served as the investment adviser to the Company since the commencement of the Company’s operations in 2015, pursuant to the terms of the Existing Advisory Agreement, as renewed from time to time by the Board. If approved by the stockholders at the Meeting, the Advisor will continue to provide services pursuant to the terms of the New Advisory Agreement. The terms and conditions of the New Advisory Agreement are identical in all material respects to the Existing Advisory Agreement. Following approval by the stockholders of the Company in the manner required by the 1940 Act, the New Advisory Agreement will be entered into immediately following the closing of the Recapitalization. The New Advisory Agreement will remain in effect for a period of two years from the date it is signed, unless sooner terminated. After the initial two-year period, continuation of the New Advisory Agreement from year-to-year is subject to the annual approval by the Board including a majority of the Non-Interested Directors.
Advisory and Other Services
Under the terms of the Existing Advisory Agreement and the New Advisory Agreement (together, the “Advisory Agreements”), subject to the supervision of the Board, the Advisor manages the Company’s day-to-day operations and provides investment advisory services to the Company, in each case in accordance with the Company’s investment objectives, policies, and restrictions. The Advisor’s responsibilities have included and will include: (i) determining the composition and allocation of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identifying, evaluating, and negotiating the structure of the investments made by the Company; (iii) executing, closing, servicing, and monitoring the Company’s investments; (iv) determining the securities and other assets that the Company shall purchase, retain or sell; (v) performing due diligence on prospective portfolio companies; and (vi) providing the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably request or require for the investment of its funds and the disposition of such investments. The services the Advisor provides to the Company are not exclusive, and the Advisor may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company are not impaired thereby.
Management Fees
The management fees under the New Advisory Agreement will be calculated in a manner identical to that of the Existing Advisory Agreement. For services provided by the Advisor, the Company pays and will pay a management fee consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to the Advisor and any incentive fees it earns are ultimately borne by the Company’s stockholders. The base management fee is calculated at an annual rate of 2% of the Company’s average gross assets. The base management fee is payable quarterly in arrears and is calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of the Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Advisor shall determine. The base management fee for any partial month or quarter will be appropriately prorated.
The incentive fee consists of two parts. The first part (the “Subordinated Incentive Fee on Income”) is calculated and payable quarterly in arrears based upon the Company’s Pre-Incentive Fee Net Investment Income for the immediately preceding quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receive from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses reimbursed to the Advisor under the Advisory Agreements and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and servicing fees paid to the Company’s dealer manager). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
The Subordinated Incentive Fee on Income is subject to a quarterly preferred return, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2% (8% annualized), subject to a “catch-up” feature. The calculation of the Subordinated Incentive Fee on Income for each quarter is as follows:
•
No incentive fee is payable to the Advisor in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the preferred return of 2% (8% annualized) (the “Preferred Return”);

•
100% of the Pre-Incentive Fee Net Investment Income, if any, that exceeds the Preferred Return but is less than or equal to 2.5% in any calendar quarter (10% annualized) is payable to the Advisor, all or any portion of which may be waived or deferred in the Advisor’s discretion. This provision referred to as the “catch-up” and is intended to provide the Advisor with an incentive fee of 20% on all Pre-Incentive Fee Net Investment Income when Pre-Incentive Fee Net Investment Income reaches 2.5% in any calendar quarter; and

•
20% of the amount of Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10% annualized) is payable to the Advisor once the Preferred Return is reached and the catch-up is achieved.

The second part of the incentive fee (the “Incentive Fee on Capital Gains”), is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the New Advisory Agreement). The Incentive Fee on Capital Gains equals 20% of capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues (but does not pay) for the Incentive Fee on Capital Gains by calculating such fee as if it were due and payable as of the end of such period.
During the fiscal year ended December 31, 2020, the Company paid to the Advisor approximately $1.5 million in base management fees and approximately $6,214 in accrued incentive fees.

Expenses
Under the New Advisory Agreement, the Company, either directly or through reimbursement to the Advisor, shall bear all costs and expenses of its operations and transactions (other than Advisor personnel and routine overhead costs of such Advisor personnel), including (without limitation): corporate and organizational expenses relating to offerings of the Company’s common stock, subject to limitations included in the New Advisory Agreement; the cost of calculating the Company’s net asset value, including the cost of any third-party valuation firms; the cost of effecting sales and repurchases of the Company’s common stock and other securities; fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments; transfer agent and custodial fees, fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions for the Company’s investments; costs of proxy statements, stockholders’ reports, notices and other filings; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long-distance telephone and staff costs associated with the Company’s reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002, as amended; fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs; and all other expenses incurred by the Advisor, any sub-adviser or the Company in connection with administering the Company’s business, including expenses incurred by the Advisor or any sub-adviser in performing administrative services for the Company, and the reimbursement of the compensation of the Company’s chief financial officer and chief compliance officer paid by the Advisor, to the extent they are not controlling persons of the Advisor or any of its affiliates.
In addition, the Company shall reimburse the Advisor for all expenses of the Company incurred by the Advisor as well as the actual cost of goods and services used for or by the Company and obtained from entities not affiliated with the Advisor. The Advisor may be reimbursed for the administrative services performed by it on behalf of the Company; provided, however, the reimbursement shall be an amount equal to the lesser of the Advisor’s actual cost or the amount the Company would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles. No reimbursement shall be permitted for services for which the Advisor is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be: (i) rent or depreciation, utilities, capital equipment and other costs of administrative items of the Advisor; and (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any executive officer (other than chief financial officer and chief compliance officer) or board member of the Advisor (or any individual performing such services) or a holder of 10% or greater equity interest in the Advisor (or any person having the power to direct or cause the direction of the Advisor, whether by ownership of voting securities, by contract or otherwise).
Term, Continuance and Termination
The continuance and termination provisions under the New Advisory Agreement will be identical to the continuance and termination provisions under the Existing Advisory Agreement. The Advisory Agreements provide that the Advisory Agreements will remain in force for two years from the date on which they first become effective, and thereafter from year to year, subject to approval by the Board or a vote of a majority of the outstanding voting securities of the Company and by approval of a majority of the Non-Interested Directors. The Advisory Agreements may be terminated at any time, without the payment of any penalty, by the action of the Board or by a vote of a majority of the Company’s outstanding voting securities, on 60 days’ written notice to the Advisor, or by the Advisor at any time, without the payment of any penalty, on 120 days’ written notice to the Company.
Indemnification
The Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Advisor) shall not be liable to the Company for any action taken or omitted to be taken by the Advisor or such other person in connection with the performance of any of its duties or obligations under the Existing Advisory Agreement or the New Advisory Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings)) with respect to the receipt of compensation for services, and the Company shall indemnify, defend and protect the Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Advisor, each of whom shall be deemed a third party beneficiary hereof (collectively, the “Indemnified Parties”)) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its stockholders) arising out of or otherwise based upon the performance of any of the Advisor’s duties or obligations under the Existing Advisory Agreement or the New Advisory Agreement or otherwise as an investment adviser of the Company, to the extent such damages, liabilities, costs and expenses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the laws of the State of Maryland or our Charter, as the same may be amended from time to time. In addition, and notwithstanding the foregoing, the Company shall not provide for indemnification of the Indemnified Parties for any liability or loss suffered by the Indemnified Parties, nor shall the Company provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:
•
the Indemnified Party has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company;

•
the Indemnified Party was acting on behalf of or performing services for the Company;

•
such liability or loss was not the result of negligence or misconduct by the Indemnified Party; and

•
such indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from the Company’s stockholders.

Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:
•
there has been a successful adjudication on the merits of each count involving alleged material securities law violations;

•
such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

•
a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

Board Consideration of Approval of the New Advisory Agreement
On February 18, 2021, the Board created a special committee (the “Special Committee”), comprised solely of all of the Non-Interested Directors of the Company, for the purposes of evaluating the Recapitalization and, if necessary, negotiating any changes the Special Committee determined necessary. In accordance with Section 2-419 of the Maryland General Corporation Law, Mr. Uppal recused himself from all discussions and deliberations with respect to the Recapitalization, including the proceedings of the Special Committee and the Board’s final approval of the Recapitalization.
The Board, including all of the Non-Interested Directors, unanimously approved the New Advisory Agreement, subject to the approval of the Recapitalization by the Special Committee, on February 18, 2021.

In evaluating the New Advisory Agreement, the Board reviewed certain materials furnished separately by the Advisor, MAVIK, and their affiliates relevant to its decision. Those materials included information regarding the Advisor, MAVIK and their affiliates, their personnel, operations, and financial conditions. Representatives of the Advisor and MAVIK discussed with the Board the Advisor’s investment philosophy, historical performance, and current management, as well as its relative strengths, and indicated their belief that, as a consequence of the Recapitalization, the operations of the Advisor and its ability to provide advisory services to the Company would not be adversely affected and would likely be enhanced by the resources of MAVIK and the Asset Manager.
In approving the New Advisory Agreement, the Board, including all of the Non-Interested Directors, considered the following matters and reached the following conclusions:
•
Nature, Extent, and Quality of Investment Advisory Services.   The Board, including the Non-Interested Directors, considered the nature, extent and quality of the investment advisory services to be provided by the Advisor to the Company after the closing of the Recapitalization. The Board reviewed the expected resources of the Advisor and the composition, education and experience of its and MAVIK’s investment professionals. They concluded that the nature, quality and extent of the services to be provided to the Company by the Advisor after the closing of the Recapitalization are appropriate.

•
Investment Performance.   The Board reviewed the Advisor’s historical performance. The Board concluded that, although past performance is not necessarily indicative of future results, the favorable performance record of the Advisor was an important factor in their evaluation of the quality of services to be provided by the Advisor under the New Advisory Agreement.

•
Costs of the Services Provided to the Company and the Profits Realized by the Advisor.   The Board considered comparative data based on publicly available information with respect to services rendered and the advisory fees (including management fees and incentive fees) paid to investment advisers of other business development companies with similar investment objectives, as well as business development companies in general. The comparative data outlined management fees and incentive fees paid to such investment advisers, including the calculation of such management fees and incentive fees, in relation to such other companies’ total assets and the services rendered by such investment advisers. The Board reviewed the Advisor’s completed questionnaire with respect to the New Advisory Agreement, and materials provided by the Advisor in connection therewith. In light of this comparative data, the Board considered the Company’s operating expenses and expense ratio compared to such other companies. Based upon its review, the Board concluded that, although the fee structures vary among business development companies, the base management fees and incentive fees to be paid under the New Advisory Agreement are generally consistent with those payable under agreements of comparable business development companies described in the comparative data then available.

•
Profitability of Investment Advisor.   The Board reviewed information on the expected profitability of the Advisor in serving as the Company’s investment adviser. It concluded that the expected profitability of the Advisor with respect to the Company in relation to the services rendered was not unreasonable and that the financial condition of the Advisor was sound. It also concluded that the management fees and other compensation payable by the Company to the Advisor and its affiliates were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable business development companies.

•
Additional Benefits Derived by Investment Advisor.   The Non-Interested Directors also considered benefits that accrue to the Advisor from its relationship with the Company. Based on their evaluation of the information referred to above and other information, the Non-Interested Directors determined that the overall arrangements between the Company and the Advisor were fair and reasonable in light of the nature, extent and quality of the services expected to be provided by the Advisor upon completion of the Recapitalization and the fees expected to be charged for those services and that the New Advisory Agreement was in the best interest of the Company and its stockholders.

•
Other Matters Considered. In addition, the Board also considered the intangible benefits that accrue to the Advisor by virtue of its relationship with the Company and concluded that they were appropriate.

After these deliberations, the Board, including all of the Non-Interested Directors, approved the New Advisory Agreement between the Advisor and the Company as being in the best interests of the Company and its stockholders. The Board then directed that the New Advisory Agreement be submitted to the Company’s stockholders for approval with the Board’s recommendation that stockholders vote to approve the New Advisory Agreement.
The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.
The Special Committee held a meeting on March 4, 2021, at which the Special Committee discussed the Recapitalization and its possible effects on the Company, and the following topics were duly and carefully considered and discussed:
•
the results of the due diligence conducted in respect of the Recapitalization, including in relation to senior management;

•
the material terms of the Recapitalization and the material terms of documents ancillary to the Recapitalization;

•
the potential benefits and risks of completing the Recapitalization, including whether the Recapitalization, or the proposed timing of the Recapitalization, would in any way be detrimental to or place any unfair burden on the Company and its stockholders;

•
the potential effects that completion of the Recapitalization would have on the Advisor, including in respect of the Company’s management resources, access to institutional capital, the operational expertise of the Company, the reputation of the Company and the Company’s ability to achieve its capitalization objectives; and

•
the impact that completion of the Recapitalization would have under the 1940 Act, including (i) that completion of the Recapitalization would cause the automatic termination of the Existing Advisory Agreement and (ii) that the Board would have the opportunity, at a later date, to approve the terms of the New Advisory Agreement with the Advisor and recommend that the stockholders of the Company approve the New Advisory Agreement.

In addition, the Special Committee, in evaluating the Recapitalization, met with Company representatives to ask questions related to the potential impact of the Recapitalization on the Company and its stockholders, and reviewed certain materials provided by the Advisor and its affiliates relevant to its decision. The Board considered the potential benefits to stockholders and terms of the Recapitalization, including, among other things:
•
the Advisor’s new ownership and capital structure;

•
the strategic plans for the Advisor and the Company;

•
trends in the public, non-listed investment products industry;

•
key personnel that are expected to provide services to the Company following the Recapitalization;

•
that the Advisor would be in a stronger position to support its investment vehicles and to add new investment opportunities for the Company; and

•
such other factors as the Board and the Non-Interested Directors deemed relevant to their decision.

Following its consideration of these factors, on March 16, 2021, the Special Committee unanimously (i) concluded that the Recapitalization was advisable and in the best interests of the Company and its stockholders, (ii) consented to the Recapitalization, (iii) approved the terms of the Recapitalization, and (iv) recommended that the full Board affirm the conclusions reached in items (i)-(iii) above, and also ratify the Board’s prior approval of the New Advisory Agreement in light of the Special Committee’s approval of the Recapitalization.

On March 16, 2021, the Board, with the exception of Mr. Uppal, who as noted above recused himself in accordance with Section 2-419 of the Maryland General Corporation Law, considered the recommendations of the Special Committee and (i) concluded that the Recapitalization was advisable and in the best interests of the Company and its stockholders, (ii) consented to the Recapitalization, (iii) approved the terms of the Recapitalization, and (iv) ratified the Board’s prior approval of the New Advisory Agreement in light of the Special Committee’s approval of the Recapitalization.
Principal Executive Office
The principal executive office of each of the Company and the Advisor is 550 Fifth Avenue, 6th Floor, New York, New York 10036. Upon the consummation of the Recapitalization, the principal executive offices of each of the Company and the Advisor will remain at the location set forth above.
Vote Required
Approval of this proposal requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Meeting, as defined under the 1940 Act. Since the Company’s only voting securities are common stock, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Meeting is required to approve the New Advisory Agreement. For purposes of approval of the New Advisory Agreement, “a majority of outstanding shares of common stock” is the lesser of: (i) 67% or more of the shares of common stock present at the Meeting if the holders of more than 50% of the outstanding common stock are present or represented by proxy; or (ii) more than 50% of the Company’s outstanding shares of common stock as of the Record Date. Abstentions and Broker Non-Votes will have the effect of a vote against this proposal. Since banks, brokerage firms or other nominees do not have discretion to vote on this proposal, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted on this proposal at the Meeting.
Significant Conflicts of Interest of the Directors and Officers in the Recapitalization
When you consider the recommendation of the Board that you vote to approve the New Advisory Agreement, you should be aware that certain of the Company’s executive officers and members of the Board have significant conflicts of interests in the Recapitalization. These interests include, among other things:
•
Mr. Uppal held incentive equity units in TCP that entitled him to approximately 16% of the profits of TCP above certain thresholds. These incentive equity units were converted into interests in MAVIK as part of the Recapitalization. Mr. Uppal, through his interest in the general partner of TCP, is also entitled to a share of the profits of MAVIK after the investors in MAVIK have received distributions equal to their deemed capital contribution and a preferred return.

•
Following completion of the Recapitalization, Mr. Uppal exercises unilateral control over TCP and its subsidiaries (subject to limited consent rights by the other owners of interests in the general partner and the advisory board of MAVIK) other than, because the New Advisory Agreement has not yet been approved the Advisor.

•
If the New Advisory Agreement is approved by the Company’s stockholders, TCP will be the manager or the managing member of the Advisor and Mr. Uppal will, indirectly through his control of the general partner of MAVIK, control the Advisor.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NEW
ADVISORY AGREEMENT BETWEEN THE COMPANY AND THE ADVISOR.

PROPOSAL NO. 2: ELECTION OF DIRECTORS
Our business and affairs are managed under the direction of the Board. The number of directors on the Board is four, although the Board may increase or decrease the number of directors on the Board pursuant to our Amended and Restated Bylaws (the “Bylaws”), subject to the limitation that the number of directors on the Board may neither be less than one, nor greater than fifteen, as required by Maryland law. Each of the four directors currently serving on the Board will hold office for the term to which he was elected and until his successor is duly elected and qualifies.
Pursuant to the Charter, the Board is divided into three classes, designated Class I, Class II and Class III. The Class I directors’ term expired in 2019, the Class II directors’ term expired in 2020 and the Class III director holds office for a term expiring at the Meeting. Each duly elected class of directors holds office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until each of their successors is duly elected and qualifies. While the term of Jeffrey M. Altman, as Class I director, expired in 2019, and the terms of Robert E. Marks and Vikram S. Uppal, as Class II directors, expired in 2020, no directors were elected at the designated expiration of their terms. Accordingly, pursuant to Section 2-405 of the Maryland General Corporation Law, each of Messrs. Altman, Marks and Uppal have continued to manage our business and affairs as directors, and will continue to do so until each of their respective successors is duly elected and qualifies.
At the Meeting, our stockholders are being asked to consider the election of the following director nominees:
•
Adrienne M. Everett, a nominee for Class I director, who has been nominated for election for a term expiring at the 2022 annual meeting of stockholders and upon the election and qualification of her successor. Ms. Everett is being elected to replace Jeffrey M. Altman, who is not standing for re-election.

•
Gaurav Misra, a nominee for Class II director, who has been nominated for election for a term expiring at the 2023 annual meeting of stockholders and upon the election and qualification of his successor. Mr. Misra is being elected to replace Robert E. Marks, who is not standing for re-election.

•
Vikram S. Uppal, a nominee for Class II director, who has been nominated for election for a term expiring at the 2023 annual meeting of stockholders and upon the election and qualification of his successor.

•
Spencer E. Goldenberg, a nominee for Class III director, who has been nominated for election for a term expiring at the 2024 annual meeting of stockholders and upon the election and qualification of his successor.

Each of the director nominees has agreed to serve as a director if elected and has consented to being named as a nominee, and none of the director nominees are being nominated for election pursuant to any agreement or understanding between such nominee and the Company.
Required Vote
The election of a director requires a plurality of all the votes cast either virtually via webcast or by proxy at the Meeting. A stockholder can vote for, or withhold his or her vote from, the director nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the director nominees named above. If a director nominee should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by our Nominating and Corporate Governance Committee. The Board has no reason to believe that the persons named as director nominees will be unable or unwilling to serve. Abstentions and Broker Non-Votes will have no effect on the election of directors.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED HEREIN.
Information about the Nominees and Directors
The role of the Board is to provide general oversight of our business affairs and to exercise all of the Company’s powers except those reserved for the stockholders. The responsibilities of the Board also include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Each of the director nominees has demonstrated high character and integrity, superior credentials and recognition in his or her respective field, and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominees also has sufficient time available to devote to our affairs, is able to work with the other members of the Board and contribute to our success and can represent the long-term interests of our stockholders as a whole. Our directors and the director nominees have been selected such that the Board represents a range of backgrounds and experiences.
Certain information, as of the Record Date, with respect to the nominee for election at the Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that each such individual should serve as a director of the Company, in light of our business and structure.
Nominee for Class I Director — Term Expiring 2022
Independent Director
Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee During Past 5 Years
Adrienne M. Everett, 34	None	N/A	Account Director, LinkedIn Corporation; Strategy and Business Development Lead, Neyber Ltd.; Vice President, Business Development and Regional Diversity Officer, and Associate, Morgan Stanley	None

(1)
The business address of the director nominees and other directors and executive officers is c/o Terra Income Fund 6, Inc., 550 Fifth Avenue, 6th Floor, New York, New York 10036.

Adrienne M. Everett is not an “interested person” of the Company as defined in the 1940 Act. Since May 2020, Ms. Everett has served as an Enterprise Account Director for LinkedIn Corporation. Ms. Everett previously served on the Leadership Team, and as a Strategy and Business Development Lead for Neyber Ltd from January 2019 to April 2020. Prior to that, Ms. Everett served with Morgan Stanley as Vice President, Business Development and Regional Diversity Officer from January 2018 to December 2018, an Associate Vice President from July 2016 to January 2018, and an Associate from February 2015 to July 2016. Ms. Everett holds a Bachelor of Arts in English from Duke University and is in the process of completing a certificate in Women’s Leadership from Oxford University’s Said Business School.

Nominees for Class II Director — Term Expiring 2023
Independent Director
Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Nominee During Past 5 Years
Gaurav Misra, 44	None	N/A	President of Direct-to-Consumer Brands, RxSense LLC; Chief Marketing Officer of Raise Inc.; Chief Marketing Officer of Vroom Inc.; Chief Executive Officer of BG Media	None

(1)
The business address of the director nominees and other directors and executive officers is c/o Terra Income Fund 6, Inc., 550 Fifth Avenue, 6th Floor, New York, New York 10036.

Gaurav Misra is not an “interested person” of the Company as defined in the 1940 Act. Since October 2018, Mr. Misra has served as President of Direct-to-Consumer Brands at RxSense LLC. Mr. Misra previously served as Chief Marketing Officer of Raise Inc. from May 2017 to October 2018, and as Chief Marketing Officer of Vroom Inc. from September 2016 to April 2017. Mr. Misra was Chief Executive Officer of BG Media from July 2012 to August 2016. From April 2009 to June 2012, Mr. Misra served as Head of Marketing & Product at Zagat, LLC. Prior to that, Mr. Misra served as Senior Partner with Venturethree Ltd. from 1999 to 2002, and as Business Analyst with McKinsey & Co. from 1997 to 1999. Mr. Misra holds a B.Eng. in Mechanical Engineering from Imperial College London and an M.B.A. from Harvard Business School.
Interested Director
Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Nominee During Past 5 Years
Vikram S. Uppal, 37	Chairman of the Board, Chief Executive Officer, President	Director since November 2019; Term expires 2020.(2)	Chairman of the Board, Chief Executive Officer and President of the Company; Chief Executive Officer of Terra Capital Partners, the Advisor, Terra REIT Advisors, and TPT; Partner and Head of Real Estate at Axar Capital Management L.P.	TPT; Terra REIT Advisors

(1)
The business address of the director nominees and other directors and executive officers is c/o Terra Income Fund 6, Inc., 550 Fifth Avenue, 6th Floor, New York, New York 10036.

(2)
While Mr. Uppal’s term as a Class II director expired in 2020, no directors were elected at the designated expiration of his term. Accordingly, pursuant to Section 2-405 of the Maryland General Corporation Law, Mr. Uppal has continued to manage our business and affairs as a director, and will continue to do so until his successor is duly elected and qualifies.

Vikram S. Uppal has served as our Chairman of the Board and President since November 2019, as our Chief Executive Officer and the Chief Executive Officer of the Advisor since April 2019, and as the Chief Executive Officer of Terra Capital Partners, LLC (“Terra Capital Partners”), since December 2018. Mr. Uppal has also served as a director of Terra Property Trust, Inc. (“TPT”) and Terra REIT Advisors, LLC (“Terra REIT Advisors”) since February 2018, as a director of Terra Real Estate Credit Opportunities Fund, L.P. (“Terra RECO”) since October 2020, and as Chief Executive Officer of TPT and Terra REIT Advisors since December 2018. Prior to joining Terra Capital Partners, Mr. Uppal was a Partner and Head

of Real Estate at Axar since 2016. Prior to Axar, Mr. Uppal was a Managing Director on the Investment Team at Fortress Investment Group’s Credit and Real Estate Funds from 2015 to 2016. From 2012 to 2015, Mr. Uppal worked at Mount Kellett Capital Management, a private investment organization, where he served as Co-Head of North American Real Estate Investments. Mr. Uppal holds a B.S. from the University of St. Thomas and a M.S. from Columbia University.
Nominee for Class III Director — Term Expiring 2024
Independent Director
Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
Spencer E. Goldenberg, 38	Director since April 2019; Term expires 2021.	N/A	Chief Financial Officer, Vice President of Corporate Development, Menin Hospitality	TPT; StoneMor Inc.

(1)
The business address of the director nominees and other directors and executive officers is c/o Terra Income Fund 6, Inc., 550 Fifth Avenue, 6th Floor, New York, New York 10036.

Spencer E. Goldenberg is not an “interested person” of the Company as defined in the 1940 Act. Mr. Goldenberg has served as our independent director since April 2019 and served as an independent director of Terra Property Trust, Inc. (“TPT”) from February 2018 to February 2020. Mr. Goldenberg has served as an independent director of StoneMor Inc. (NYSE: STON) since June 2019, where he has served as a member of the Audit Committee since June 2019 and the Compensation, Nominating and Governance Committee since December 2019. Mr. Goldenberg previously served as an independent director of American Gilsonite Company from March 2019 to February 2020. Mr. Goldenberg has served as Chief Financial Officer of Menin Hospitality since June 2018, having previously served as Vice President of Corporate Development from June 2015 to June 2018. Prior to his time at Menin, Mr. Goldenberg was employed as an accountant at the firm of Gerstle, Rosen & Goldenberg P.A. from February 2008 to June 2015. From October 2005 until February 2008, he served as a legislative aide to Florida State Senator Gwen Margolis. Mr. Goldenberg holds an active certified public accountant’s license in the state of Florida. He holds a Bachelor of Arts in International Affairs from Florida State University.
Information about Executive Officers Who Are Not Directors
The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.
Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Gregory M. Pinkus, 56	Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary	Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary of the Company; Chief Financial Officer and Chief Operating Officer of the Advisor, Terra Income Advisors 2, Terra Capital Advisors, Terra Capital Advisors 2, Terra International, TIFI and TSIF 7; Chief Financial Officer, Secretary and Treasurer of TSIF, TSIF 2, TSIF 3, TSIF 4 and TSIF 5;Chief Operating Officer of Terra Capital Partners.
Daniel J. Cooperman, 46	Chief Originations Officer	Chief Originations Officer (formerly Managing Director of Originations) of the Company, the Advisor, Terra Capital Advisors, Terra Capital Advisors 2, TSIF 2, TSIF 3, TSIF 4, TSIF 5 and Terra International; Chief Originations Officer of

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Terra Income Advisors 2, TIFI and TSIF 7.

(1)
The business address of the director nominees and other directors and executive officers is c/o Terra Income Fund 6, Inc., 550 Fifth Avenue, 6th Floor, New York, New York 10036.

Gregory M. Pinkus has served as our Chief Financial Officer, Treasurer and Secretary since May 2013 and our Chief Operating Officer since July 2014. He has also served as Chief Financial Officer and Chief Operating Officer of the Advisor since February 2015 and July 2014, respectively. Mr. Pinkus has served as (i) the Chief Financial Officer of Terra Capital Advisors, LLC (“Terra Capital Advisors”), Terra Capital Advisors 2, LLC (“Terra Capital Advisors 2”) and Terra Income Advisors 2, LLC (“Terra Income Advisors 2”) since May 2012, September 2012 and October 2016, respectively; (ii) the Chief Operating Officer of each of Terra Capital Advisors, Terra Capital Advisors 2 and Terra Capital Partners since July 2014; (iii) the Chief Operating Officer of Terra Income Advisors 2 since October 2016; (iv) the Chief Financial Officer, and Secretary and Treasurer, of Terra Secured Income Fund 5 (“TSIF 5”) since July 2014; (v) the Chief Financial Officer and Chief Operating Officer of Terra Secured Income Fund 5 International (“Terra International”), Terra Income Fund International (“TIFI”), Terra Secured Income Fund 7, LLC (“TSIF 7”) and TPT, since June 2014, October 2016, October 2016 and January 2016, respectively; and (vi) a director of Terra RECO since October 2020. Prior to joining Terra Capital Partners in May 2012, he served as Assistant Controller for W.P. Carey & Co. from 2006 to August 2010 and as Controller from August 2010 to May 2012. Mr. Pinkus also served as Controller and Vice President of Finance for several early-stage technology companies during the period of 1999 to 2005. Additionally, he managed large-scale information technology budgets at New York Life Insurance Company from 2003 to 2004 and oversaw an international reporting group at Bank of America from 1992 to 1996. Mr. Pinkus is a Certified Public Accountant and member of the American Institute of Certified Public Accountants. He holds a B.S. in Accounting from the Leonard N. Stern School of Business at New York University.
Daniel J. Cooperman has served as our Chief Originations Officer since February 2015, having previously served as our Managing Director of Originations from May 2013 until February 2015. He has also served as Chief Originations Officer of the Advisor since February 2015. Mr. Cooperman has served as Chief Originations Officer of (i) each of Terra Capital Advisors and Terra Capital Advisors 2 since January 2015, having previously served as Managing Director of Originations until January 2015 of Terra Capital Advisors and Terra Capital Advisors 2 since April 2009 and September 2012, respectively; (ii) each of TSIF 5 and Terra International since January 2015, having previously served as Managing Director of Originations until January 2015 of TSIF 5 and Terra International since July 2009, May 2011, January 2012, September 2012, August 2013 and June 2014, respectively; (iii) TPT since January 2016; and (iv) each of Terra Income Advisors 2, TIFI, TSIF 7 since October 2016. Mr. Cooperman has 18 years’ experience in the acquisition, financing, leasing and asset management of commercial real estate with an aggregate value of over $5 billion. Prior to the formation of Terra Capital Partners in 2001 and its commencement of operations in 2002, Mr. Cooperman handled mortgage and mezzanine placement activities for The Greenwich Group International, LLC. Prior to joining The Greenwich Group, Mr. Cooperman worked in Chase Manhattan Bank’s Global Properties Group, where he was responsible for financial analysis and due diligence for the bank’s strategic real estate acquisitions and divestitures. Prior to that time, he was responsible for acquisitions and asset management for JGS, a Japanese conglomerate with global real estate holdings. Mr. Cooperman holds a B.S. in Finance from the University of Colorado at Boulder.
Director Independence
In accordance with the Charter, the Board consists of a majority of independent directors. We do not consider a director independent unless the Board has determined that he or she has no material relationship with us and is therefore not an “interested person,” as defined by Section 2(a)(19) of the 1940 Act. We monitor the relationships of our directors and officers through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to independent directors and requires that the Valuation Committee have at least two independent directors as members.
The Board has determined that each of the directors and the director nominees are independent and has no material relationship with the Company, except as a director and stockholder of the Company, with the exception of Vikram S. Uppal. Mr. Uppal is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act by virtue of his positions as Chief Executive Officer and President of the Company and Chief Executive Officer of the Advisor.
Board Leadership Structure
Our business and affairs are managed under the direction of the Board. Among other things, the Board sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of the Board, and of any individual director, is one of oversight and not of management of our day-to-day affairs.
Under our Bylaws, the Board may designate a Chairman to preside over the meetings of the Board and to perform such other duties as may be assigned to him or her by the Board. Presently, Mr. Vikram S. Uppal serves as the Chairman of the Board. Mr. Uppal is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act by virtue of his positions as Chief Executive Officer and President of the Company and Chief Executive Officer of the Advisor. We believe that Mr. Uppal’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairman of the Board. We believe that the Company is best served through this existing leadership structure, as Mr. Uppal’s relationship with the Advisor provides an effective bridge and encourages an open dialogue among management, the Advisor and the Board, ensuring that those groups act with a common purpose.
The Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management; the establishment of the Audit Committee, the Nominating and Corporate Governance Committee and the Valuation Committee, each comprised solely of independent directors; and the appointment of a Chief Compliance Officer for administering our compliance policies and procedures. We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
Board Role in Risk Oversight
The Board oversees our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). The risk oversight function of the Board consists of, among other things, the following activities: (i) at regular and special Board meetings, and on an ad hoc basis, receiving and reviewing reports related to our performance and operations; (ii) reviewing and approving, as applicable, our compliance policies and procedures; (iii) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (iv) meeting with, or reviewing reports prepared by, the representatives of key service providers, including the Advisor, administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss our activities and to provide direction with respect thereto; and (v) engaging the services of our chief compliance officer to test our compliance procedures and our service providers. The Board implements its risk oversight function both as a whole and through its committees.
As described below in more detail under “Committees of the Board,” the Audit Committee and the Nominating and Corporate Governance Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include reviewing the adequacy of our internal controls over financial reporting and reviewing the plans, scope and results of the audit engagement with our independent accountants. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.
The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Chief Compliance Officer submits a quarterly compliance memorandum to the Board. In addition, the Chief Compliance Officer is responsible for conducting an annual review of the compliance policies and procedures of the Company and its service providers and producing a written report to be presented to the Board discussing the adequacy and effectiveness of such policies, taking into account: (i) any material compliance matters that arose during the previous year, (ii) any changes in the Company’s operations and (iii) any changes in applicable law and regulations that might suggest a need to revise or ways to strengthen the compliance system.
The Board believes that its role in risk oversight is appropriate. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified and some risks are beyond the control of us, the Advisor and our other service providers. We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.
Committees of the Board
The Board currently has three committees: an Audit Committee, a Nominating and Corporate Governance Committee and a Valuation Committee. During the year ended December 31, 2020, the Board held five Board meetings, four Audit Committee meetings, two Nominating and Corporate Governance Committee meetings and four Valuation Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they serve. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of our stockholders.
Audit Committee.    The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is available at www.terrafund6.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee is responsible for selecting, engaging and supervising our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the Audit Committee are Messrs. Altman, Goldenberg and Marks, each of whom is independent. It is anticipated that Ms. Everett and Mr. Misra, if elected, will replace Messrs. Altman and Marks on the Audit Committee. Mr. Goldenberg serves as the chairman of the Audit Committee. The Board has determined that Mr. Goldenberg qualifies as an “audit committee financial expert” as defined under Item 407 of Regulation S-K promulgated under the Exchange Act. Each of Messrs. Altman, Goldenberg and Marks is, and each of Ms. Everett and Mr. Misra, if elected, would be “financially literate” as required by the NYSE listing standards, and each of Messrs. Altman, Goldenberg and Marks meets, and each of Ms. Everett and Mr. Misra, if elected, would meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act and the NYSE listing standards.
Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the Board, a copy of which is available at www.terrafund6.com. The charter sets forth the responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on the Board or a committee thereof, develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board. The Nominating and Corporate Governance Committee considers candidates suggested by its members and other directors, as well as our management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board must provide notice to our corporate secretary in accordance with the requirements set forth in our Bylaws. The members of the Nominating and Corporate Governance Committee are Messrs. Altman, Goldenberg and Marks, each of whom is independent. It is anticipated that Ms. Everett and Mr. Misra, if elected, will replace Messrs. Altman and Marks on the Nominating and Corporate Governance Committee, and that Ms. Everett will serve as its chairperson.
Valuation Committee.    The Valuation Committee operates pursuant to a charter approved by the Board, a copy of which is available at www.terrafund6.com. The charter sets forth the responsibilities of the Valuation Committee. The Valuation Committee establishes guidelines, reviews valuations provided by an advisor or an independent valuation firm and makes recommendations to the Board regarding the valuation of our loans and investments. The members of the Valuation Committee are Messrs. Altman, Goldenberg and Marks, each of whom is independent. It is anticipated that Ms. Everett and Mr. Misra, if elected, will replace Messrs. Altman and Marks on the Valuation Committee, and that Mr. Misra will serve as its chairman.
We currently do not have a Compensation Committee of the Board because we do not pay any compensation to our officers. Our independent directors participate in the consideration of independent director compensation. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations. Our compensation policies are described in more detail below in the sections entitled “Compensation of Directors” and “Compensation of Executive Officers.”
Communication with the Board
Our stockholders may communicate with the Board by sending written communications addressed to Terra Income Fund 6, Inc., c/o Gregory M. Pinkus, Secretary, 550 Fifth Avenue, 6th Floor, New York, New York 10036. Mr. Pinkus will deliver all stockholder communications received in this manner to one or more members of the Board.
Code of Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) pursuant to Rule 17j-1 of the 1940 Act, which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as every officer, director, employee and “access person” (as defined within the Code of Ethics) of the Company. We do not have a hedging policy for our officers and directors at this time.
Compensation of Directors
Our directors who do not also serve in an executive officer capacity for us or the Advisor are entitled to receive annual cash retainer fees, fees for attending Board and committee meetings and annual fees for serving as a committee chairperson. The above directors will receive an annual fee of $20,000, plus $2,500 for each Board meeting attended in person, $1,000 for each Board meeting attended via teleconference and $1,000 for each committee meeting attended. In addition, the chairman of the Audit Committee will receive an annual fee of $7,500 and the chairman of each of the Nominating and Corporate Governance Committee and the Valuation Committee, and any other committee, will receive an annual fee of $2,500 for their additional services. We will also reimburse each of our directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting and each committee meeting not held concurrently with a Board meeting. We do not pay compensation to our directors who also serve in an executive officer capacity for us or the Advisor.

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2020:
Name	Fees Earned or Paid in Cash	All Other Compensation	Total
Interested Director
Vikram S. Uppal	$—	$—	$—
Independent Directors
Jeffrey M. Altman	$38,500	$—	$38,500
Spencer E. Goldenberg	$43,500	$—	$43,500
Robert E. Marks	$38,500	$—	$38,500
Compensation of Executive Officers
Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Advisor or by individuals who were contracted by us or by the Advisor to work on behalf of us pursuant to the terms of the Advisory Agreements. Each of our executive officers is an employee of the Advisor, or one of its affiliates or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by the Advisor. In addition, we reimburse the Advisor for our allocable portion of expenses incurred by the Advisor in performing its obligations under the Advisory Agreements, including the allocable portion of the cost of our officers and their respective staffs determined under the Advisory Agreements.
The Advisory Agreements provide that the Advisor and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Advisor or such other person, nor will the Advisor or such other person be held harmless for any loss or liability suffered by us, unless: (i) the Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (ii) the Advisor or such other person was acting on behalf of or performing services for us; (iii) the liability or loss suffered was not the result of negligence or misconduct by the Advisor or such other person acting as our agent; and (iv) the indemnification or agreement to hold the Advisor or such other person harmless for any loss or liability is only recoverable out of our net assets and not from our stockholders.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS
Pre-Recapitalization Relationships
The following is a summary of certain relationships and related transactions that exist prior to the closing of the Recapitalization.
Prior to consummation of the Recapitalization, TCP was a wholly-owned subsidiary of Axar Terra. TCP became a wholly-owned subsidiary of Axar Terra as a result of a series of transactions in 2018, whereby the former members of TCP transferred their interests to Axar.
In the ordinary course of business, the Company may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that the Company does not engage in any prohibited transactions with any persons affiliated with it, the Company has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the proposed portfolio investment, the Company, companies controlled by the Company and the Company’s employees and directors. The Company will not enter into any agreements unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, the Company has taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. The Board reviews these procedures on an annual basis.
The Company has also adopted a Code of Ethics which applies to, among others, the Company’s senior officers, including its Chief Executive Officer and Chief Financial Officer, as well as all of its officers, directors and employees. The Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to the Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Company’s Chief Compliance Officer. The Audit Committee is charged with approving any waivers under the Code of Ethics.
Post-Recapitalization Relationships
The following is a summary of certain relationships and related transactions that may exist after the closing of the Recapitalization.
The Company will enter into the New Advisory Agreement with the Advisor upon the approval of the New Advisory Agreement by the Company’s stockholders. Following the Recapitalization, TCP became a wholly-owned subsidiary of MAVIK, an entity controlled by Vikram S. Uppal, the Chairman of the Board, Chief Executive Officer and President of the Company, as well as the Chief Executive Officer of each of TCP and the Advisor.
In the ordinary course of business, the Company may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that the Company does not engage in any prohibited transactions with any persons affiliated with the Company, it has implemented certain policies and procedures whereby the Company’s executive officers screen each of its transactions for any possible affiliations between the proposed portfolio investment, the Company, companies controlled by it and its employees and directors. The Company will not enter into any agreements unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, the Company has taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. The Board reviews these procedures on an annual basis.
The Company has also adopted a Code of Ethics which applies to, among others, its senior officers, including its Chief Executive Officer and Chief Financial Officer, as well as all of its officers, directors and employees. The Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the Company’s interests. Pursuant to the Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Company’s Chief Compliance Officer. The Audit Committee is charged with approving any waivers under the Code of Ethics.

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF KPMG
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee and the independent directors of the Board have appointed KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2020. With regards to this proposal, the Board is requesting that stockholders ratify the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2020. A stockholder can vote for, against or abstain from ratifying the appointment of KPMG. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the ratification of the appointment of KPMG. The ratification of the appointment of KPMG requires the affirmative vote of a majority of the votes cast virtually via webcast or by proxy at the Meeting. Any shares not voted, whether by abstention, Broker Non-Vote or otherwise, will have no impact on the vote.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
Audit Fees
The Audit Committee and the Non-Interested Directors of the Board have appointed KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2020. KPMG has served as the Company’s independent registered public accounting firm since August 18, 2016. KPMG has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of KPMG will be present at the Meeting and will be available to answer questions.
The following table displays fees for professional services by KPMG for the fiscal years ended December 31, 2020 and 2019:
	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
Audit Fees	$468,250	$216,500
Audit-Related Fees	$—	$—
Tax Fees	$35,300	$34,000
All Other Fees	$—	$—
Total	$503,550	$250,500
Audit Fees.   Audit fees include fees for services that normally would be provided by our auditor in connection with statutory and regulatory filings or engagements and that generally only an independent accountant can provide. In addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with the standards of the Public Company Accounting Oversight Board, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
Audit-Related Fees.   Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Services Fees.   Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.
All Other Fees.   Other fees would include fees for products and services other than the services reported above.
Pre-Approval Policies
We have established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by our independent auditor. Pursuant to this policy, the Audit Committee will pre-approve the audit and non-audit services performed by our independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with the pre-approval policy, irrespective of the amount of fees associated with such services, and cannot commence until such approval has been granted. Normally, pre-approval is provided at the regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by our independent auditor to management. All services rendered by KPMG for the years ended December 31, 2020 and 2019 were pre-approved in accordance with the policies set forth above.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors has furnished the following report on its activities during the fiscal year ended December 31, 2020. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of Terra Income Fund 6, Inc.:
As part of our oversight of the financial statements of Terra Income Fund 6, Inc. (the “Company”), we have reviewed and discussed with both management and KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm, the Company’s financial statements filed with the SEC for the fiscal year ended December 31, 2020. Management advised us that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with us. We also discussed with KPMG the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.
We have established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG. Pursuant to the policy, we will pre-approve the audit and non-audit services performed by KPMG in order to assure that the provision of such services does not impair the firm’s independence. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to us for specific pre-approval in accordance with our pre-approval policy, irrespective of the amount of fees associated with such services, and cannot commence until such approval has been granted. Normally, pre-approval is provided at the regularly scheduled meetings of the Audit Committee. However, we may delegate pre-approval authority to one or more of our members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at our next scheduled meeting. We do not delegate our responsibilities to pre-approve services performed by KPMG to management.
We received and reviewed the written disclosures and the letter from KPMG required by applicable requirements of PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, regarding KPMG’s communications with us concerning independence, and have discussed with KPMG the independent auditors’ independence. We have reviewed the audit fees paid by the Company to KPMG. We have also reviewed non-audit services and fees to assure compliance with the Company’s and our policies restricting KPMG from performing services that might impair our independence.
Based on our discussions with management and KPMG, our review of the Company’s audited financial statements, the representations of management and the report submitted to us by KPMG, we have recommended to the board of directors of the Company that the audited financial statements as of and for the years ended December 31, 2020 and 2019, the three-month transition period ended December 31, 2018 and the fiscal year ended September 30, 2018, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC. We have also recommended the selection of KPMG to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
Respectfully submitted,
/s/ The Audit Committee

Spencer E. Goldenberg, Chairman
Jeffrey M. Altman
Robert E. Marks

PROPOSAL NO. 4: ADJOURNMENT OF THE MEETING
The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.
If a quorum is not present at the Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Meeting to solicit additional proxies. If a quorum is present at the Meeting, but there are not sufficient votes at the time of the Meeting to approve the proposals, the Company’s stockholders may also be asked to vote on the proposal to approve the adjournment of the Meeting to permit further solicitation of proxies in favor of the other proposals.
If the adjournment proposal is submitted for a vote at the Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the Board to solicit additional proxies in favor of the proposals. If the adjournment proposal is approved, and the Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.
The Board believes that, if the number of shares of the Company’s common stock voting in favor of any of the proposals presented at the Meeting is insufficient to approve a proposal, it is in the best interests of the Company’s stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Meeting as adjourned or postponed.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
ADJOURNMENT OF THE MEETING, IF NECESSARY OR
APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

VOTE REQUIRED FOR EACH PROPOSAL
The following table summarizes the applicable vote required for passage of each proposal, whether broker discretionary voting is allowed, and the effect of abstentions.
Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions
Proposal 1 — Approval of the New Advisory Agreement between the Company and the Advisor, to take effect as soon as practicable following the Meeting.	Affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Meeting.*	No	Abstentions will have the effect of a vote against this proposal.
Proposal 2 — Election of four members of the Board, one to serve until the 2022 annual meeting of stockholders, two to serve until the 2023 annual meeting of stockholders, and one to serve until the 2024 annual meeting of stockholders, and in each case until their successor is duly elected and qualifies.	Plurality of all the votes cast either virtually via webcast or by proxy at the Meeting.	No	Abstentions will have no effect on this proposal.
Proposal 3 — Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	Affirmative vote of a majority of the votes cast virtually via webcast or by proxy at the Meeting.	Yes	Abstentions will have no effect on this proposal.
Proposal 4 — To adjourn the Meeting, if necessary or appropriate, to solicit additional proxies.	Affirmative vote of the holders of a majority of the votes cast virtually via webcast at the Meeting.	No	Abstentions will have no effect on this proposal.

*
For purposes of this proposal, consistent with the 1940 Act, “a majority of the outstanding shares of common stock” is the lesser of: (i) 67% or more of the Company’s common stock present at the Meeting if the holders of more than 50% of the Company’s outstanding common stock are present or represented by proxy, or (ii) more than 50% of the Company’s outstanding common stock.

Since banks, brokerage firms or other nominees do not have discretion to vote on Proposals 1, 2 or 4, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted on these Proposals at the Meeting.
OTHER BUSINESS
The Board knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the discretion of the person or persons exercising the authority conferred by the proxy prior to the Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Meeting unless certain securities law requirements are met.

AVAILABLE INFORMATION
Any stockholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Under the MGCL, our stockholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) our Charter, (ii) our Bylaws, (iii) minutes of the proceedings of our stockholders, (iv) annual statements of affairs and (v) any voting trust agreements. A stockholder may also request access to any other corporate records, which may be evaluated solely in the discretion of the Board.
We intend to maintain an alphabetical list of the names, addresses and telephone numbers of our stockholders, along with the number of shares of our common stock held by each of them, as part of our books and records and will be available for inspection by any stockholder at our office. We intend to update the stockholder list at least quarterly to reflect changes in the information contained therein. In addition to the foregoing, Rule 14a-7 promulgated under the Exchange Act provides that, upon the request of a stockholder and the payment of the expenses of the distribution, we are required to distribute specific materials to stockholders in the context of the solicitation of proxies for voting on matters presented to stockholders or provide requesting stockholders with a copy of the list of stockholders so that the requesting stockholders may make the distribution of proxies themselves. If a proper request for the stockholder list is not honored, then the requesting stockholder will be entitled to recover certain costs incurred in compelling the production of the list as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a stockholder will not have the right to, and we may require a requesting stockholder to represent that it will not, secure the stockholder list or any other information for any commercial purpose of not related to the requesting stockholder’s interest in our affairs. We may also require such stockholder sign a confidentiality agreement in connection with the request.
We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov.

SUBMISSION OF STOCKHOLDER PROPOSALS
Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the Board and the proposal of business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of the Board or (iii) by a stockholder who was a stockholder of record both at the time of giving notice and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the Board at a special meeting may be made only by or at the direction of the Board or (ii) provided that the special meeting has been called in accordance with the Bylaws for the purpose of electing directors, by a stockholder who was a stockholder of record both at the time of giving notice and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the Bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give the Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Per the requirements found in our current Bylaws, a stockholder who intends to present a proposal at the next annual meeting, including the nomination of a director, must submit the proposal in writing to Gregory M. Pinkus, Secretary, Terra Income Fund 6, Inc., at its address of 550 Fifth Avenue, 6th Floor, New York, New York 10036, and the proposal should be received by us no earlier than [           ], 2021, nor later than 5:00 p.m., local time, on [           ], 2021. In the event that the date of that annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the Meeting, a timely notice by the stockholder must be delivered not earlier than the one hundred fiftieth (150th) day prior to the first anniversary of the Meeting and not later 5:00 p.m., local time, on the later of  (i) the one hundred twentieth (120th) day prior to the date of the preceding year’s annual meeting, as originally convened, or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
To be considered timely under SEC Rule 14a-8 for inclusion in our proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder’s proposal must be received at our principal executive offices not less than 120 calendar days before the anniversary of the date our proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal must be received no later than [           ], 2021 in order to be included in our proxy statement and proxy card for the next annual meeting.
Our Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. Persons with complaints or concerns regarding such matters may submit their complaints to our Chief Compliance Officer. Persons who are uncomfortable submitting complaints to our Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to our Audit Committee Chairman. Complaints may be submitted on an anonymous basis.
The Chief Compliance Officer may be contacted at:

Bernadette Murphy
Chief Compliance Officer
Terra Income Fund 6, Inc.
550 Fifth Avenue, 6th Floor
New York, New York 10036
The Audit Committee Chairman may be contacted at:
Spencer E. Goldenberg
Audit Committee Chairman
Terra Income Fund 6, Inc.
550 Fifth Avenue, 6th Floor
New York, New York 10036
You are kindly requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to authorize a proxy to vote your shares by telephone or through the Internet.
Online Access to Annual Report on Form 10-K and Proxy Statements
The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available at www.terrafund6.com. Instead of receiving future copies of the Proxy Statement and Annual Report on Form 10-K by mail, you may elect to receive these documents electronically by sending us instructions in writing in a form acceptable to us, in which case you will receive an email with a link to these documents. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as online charges.
You may access and print all documents provided through this electronic delivery service. As documents become available, we will notify you of this by sending you an email message that will include instructions on how to retrieve the document. If our email notification is returned to us as “undeliverable,” we will contact you to obtain your updated email address. If we are unable to obtain a valid email address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.
Householding of Proxy Materials
In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, we will send only a single copy of our proxy materials to all stockholders who share an address, unless any of these stockholders notifies us that he or she objects to receiving a single copy or revokes a prior consent to receiving such single copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact Mediant by calling 1-844-559-1548 or by writing to Terra Income Fund 6, Inc., c/o Mediant Communications Inc., P.O. Box 8035, Cary, NC 27512-9916. Similarly, you may also contact Mediant if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.
By Order of the Board of Directors,
/s/ Vikram S. Uppal

Chairman of the Board,
Chief Executive Officer and President
New York, New York
[           ], 2021

APPENDIX A
FORM OF INVESTMENT ADVISORY
AND ADMINISTRATIVE SERVICES AGREEMENT
BETWEEN
TERRA INCOME FUND 6, INC.
AND
TERRA INCOME ADVISORS, LLC
This Investment Advisory and Administrative Services Agreement (this “Agreement”) is made this [•] day of [•], 2021, by and between TERRA INCOME FUND 6, INC., a Maryland corporation (the “Company”), and TERRA INCOME ADVISORS, LLC, a Delaware limited liability company (the “Advisor”).
RECITALS
WHEREAS, the Company is a non-diversified, closed-end management investment company that intends to elect to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”);
WHEREAS, the Advisor is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, the Company desires to retain the Advisor to furnish investment advisory services to the Company and to provide for the administrative services necessary for the operation of the Company on the terms and conditions set forth herein, and the Advisor wishes to be retained to provide such services.
AGREEMENT
NOW, THEREFORE, in consideration of the promises herein and for other good and valuable consideration, the parties hereby agree as follows:
1. Duties of the Advisor.
(a)   Retention of Advisor.   The Company hereby employs the Advisor to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the board of directors of the Company (the “Board”), for the period and upon the terms set forth herein:
(i)   in accordance with the investment objectives, policies and restrictions that are set forth in the Company’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission (the “SEC”) (File No. 333-202399), as amended from time to time (the “Registration Statement”);
(ii)   in accordance with all other applicable federal and state laws, rules and regulations, and the Company’s Articles of Amendment and Restatement (the “Articles”) and bylaws (the “Bylaws”), in each case as amended from time to time;
(iii)   in accordance with such investment policies, directives and regulatory restrictions as the Company may from time to time establish or issue and communicate to the Advisor in writing; and
(iv)   in accordance with the Company’s compliance policies and procedures as applicable to the Advisor and as administered by the Company’s chief compliance officer.
(b)   Responsibilities of Advisor.   Without limiting the generality of the foregoing, the Advisor shall, during the term and subject to the provisions of this Agreement:
(i)   determine the composition and allocation of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes;
(ii)   identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)   execute, close, service and monitor the Company’s investments;
(iv)   determine the securities and other assets that the Company shall purchase, retain or sell;
(v)   perform due diligence on prospective portfolio companies; and
(vi)   provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably request or require for the investment of its funds and the disposition of such investments.
(c)   Power and Authority.   To facilitate the Advisor’s performance of these undertakings, but subject to the restrictions contained herein, the Company hereby delegates to the Advisor, and the Advisor hereby accepts, the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Advisor shall arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board.
(d)   Administrative Services.   Subject to the supervision, direction and control of the Board, the provisions of the Articles and Bylaws and applicable federal and state law, the Advisor shall perform, or cause to be performed by other persons, all administrative services in connection with the operation of the Company.
(e)   Acceptance of Employment.   The Advisor hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.
(f)   Sub-Advisors.   The Advisor is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Advisor”) pursuant to which the Advisor may obtain the services of the Sub-Advisor(s) to assist the Advisor in fulfilling its responsibilities hereunder. Specifically, the Advisor may retain a Sub-Advisor to recommend specific securities or other investments based upon the Company’s investment objectives, policies and restrictions, and work, along with the Advisor, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Advisor and the Company.
(i)   The Advisor and not the Company shall be responsible for any compensation payable to any Sub-Advisor.
(ii)   Any sub-advisory agreement entered into by the Advisor shall be in accordance with the requirements of the Investment Company Act, including without limitation the requirements relating to Board approval and the Company’s stockholder approval thereunder, and other applicable federal and state law.
(iii)   Any Sub-Advisor shall be subject to the same fiduciary duties imposed on the Advisor pursuant to this Agreement, the Investment Company Act and the Advisers Act, as well as other applicable federal and state law.
(g)   Independent Contractor Status.   The Advisor shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.
(h)   Record Retention.   Subject to review by, and the overall control of, the Board, the Advisor shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, and shall make such records available for inspection by the Board and its authorized agents, at any time and from time to time during normal business hours.

The Advisor agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request and upon termination of this Agreement pursuant to Section 9, provided that the Advisor may retain a copy of such records.
The following provisions in this Section 1 shall apply for only so long as the shares of common stock of the Company (“Shares”) are not listed on a national securities exchange.
(i)   Administrator.   The Advisor shall, upon request by an official or agency administering the securities laws of a state, province or commonwealth (an “Administrator”), submit to such Administrator the reports and statements required to be distributed to the Company’s stockholders pursuant to this Agreement, the Registration Statement and applicable federal and state law.
(j)   Fiduciary Duty.   It is acknowledged that the Advisor shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Company, whether or not in the Advisor’s immediate possession or control. The Advisor shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Company. The Advisor shall not, by entry into an agreement with any stockholder of the Company or otherwise, contract away the fiduciary obligation owed to the Company and the Company’s stockholders under common law.
2. The Company’s Responsibilities and Expenses Payable by the Company.
(a)   Advisor Personnel.   All personnel of the Advisor, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Advisor and not by the Company.
(b)   Costs.   Subject to the limitations on reimbursement of the Advisor as set forth in Section 2(c) below, the Company, either directly or through reimbursement to the Advisor, shall bear all other costs and expenses of its operations and transactions, including (without limitation): expenses deemed to be “organization and offering expenses” of the Company for purposes of Conduct Rule 2310(a)(12) of Financial Industry Regulatory Authority, Inc. (for purposes of this Agreement, such expenses, exclusive of commissions, the dealer manager fee and any discounts, are hereinafter referred to as “Organization and Offering Expenses”); corporate and organizational expenses relating to offerings of Shares, subject to limitations included in the Agreement; the cost of calculating the Company’s net asset value, including the cost of any third-party valuation firms; the cost of effecting sales and repurchases of Shares and other securities; fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments; transfer agent and custodial fees, fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions for the Company’s investments; costs of proxy statements, stockholders’ reports, notices and other filings; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long-distance telephone and staff costs associated with the Company’s reporting and compliance obligations under the Investment Company Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act; fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs; and all other expenses incurred by the Advisor, any Sub-Advisor or the Company in connection with administering the Company’s business, including expenses incurred by the Advisor or any Sub-Advisor in performing administrative services for the Company, and the reimbursement of the compensation of the Company’s chief financial officer and chief compliance officer paid by the Advisor, to the extent they are not controlling persons of the Advisor or any of its affiliates.
Notwithstanding the foregoing, the Company shall not be liable for Organization and Offering Expenses to the extent that Organization and Offering Expenses, together with all prior Organization and Offering Expenses, exceed 1.5% of the aggregate gross proceeds from the Company’s offering of Shares (the “Reimbursable O&O Expenses”).

The following provisions in this Section 2(c) shall apply for only so long as the Shares are not listed on a national securities exchange.
(c)   Limitations on Reimbursement of Expenses.
(i) In addition to the compensation paid to the Advisor pursuant to Section 3, the Company shall reimburse the Advisor for all expenses of the Company incurred by the Advisor as well as the actual cost of goods and services used for or by the Company and obtained from entities not affiliated with the Advisor. The Advisor may be reimbursed for the administrative services performed by it on behalf of the Company; provided, however, the reimbursement shall be an amount equal to the lesser of the Advisor’s actual cost or the amount the Company would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles. No reimbursement shall be permitted for services for which the Advisor is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:
(A) rent or depreciation, utilities, capital equipment and other costs of administrative items of the Advisor; and
(B) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any executive officer or board member of the Advisor (or any individual performing such services) or a holder of 10% or greater equity interest in the Advisor (or any person having the power to direct or cause the direction of the Advisor, whether by ownership of voting securities, by contract or otherwise).
(d)   Periodic Reimbursement. Expenses incurred by the Advisor on behalf of the Company and payable pursuant to this Section 2 shall be reimbursed no less than monthly to the Advisor. The Advisor shall prepare a statement documenting the expenses of the Company and the calculation of the reimbursement and shall deliver such statement to the Company prior to full reimbursement.
3. Compensation of the Advisor.   The Company agrees to pay, and the Advisor agrees to accept, as compensation for the services provided by the Advisor hereunder, a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”) as set forth herein. See Appendix A attached hereto for examples of how these fees are calculated.
(a)   Base Management Fee.   The Base Management Fee shall be calculated at an annual rate of 2.0% of the Company’s average gross assets. The Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the average value of the Company’s gross assets at the end of the two most recent completed calendar quarters. All or any part of the Base Management Fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the Advisor shall determine.
(b)   Incentive Fee.   The Incentive Fee shall consist of two parts, as follows:
(i)   The first part, referred to as the “Subordinated Incentive Fee on Income,” shall be calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. The payment of the Subordinated Incentive Fee on Income shall be subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on Adjusted Capital (as defined below) at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized), subject to a “catch up” feature (as described below).
For purposes of this fee, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under this Agreement and any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee and servicing fees paid to the Company’s dealer manager). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
For purposes of this fee, “Adjusted Capital” shall mean cumulative gross proceeds generated from sales of the Shares (including proceeds from the Company’s distribution reinvestment plan) reduced for distributions from non-liquidating dispositions of the Company’s investments paid to stockholders and amounts paid for share repurchases pursuant to the Company’s share repurchase program.
The calculation of the Subordinated Incentive Fee on Income for each quarter is as follows:
(A)   No Subordinated Incentive Fee on Income shall be payable to the Advisor in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the preferred return rate of 2.0% or 8.0% annualized (the “Preferred Return”) on Adjusted Capital;
(B)   100% of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the preferred return but is less than or equal to 2.5% in any calendar quarter (10% annualized) shall be payable to the Advisor, all or any portion of which may be waived or deferred in the Advisor’s discretion. This portion of the Company’s Subordinated Incentive Fee on Income is referred to as the “catch up” and is intended to provide the Advisor with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches 2.5% (10% annualized) in any calendar quarter; and
(C)   For any quarter in which the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% (10% annualized), the Subordinated Incentive Fee on Income shall equal 20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, as the Preferred Return and catch up will have been achieved.
(ii)   The second part of the Incentive Fee, referred to as the “Incentive Fee on Capital Gains,” shall be an incentive fee on capital gains earned on liquidated investments from the portfolio and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory Agreement). This fee shall equal 20.0% of the Company’s incentive fee capital gains, which shall equal the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.
(c)   Waiver or Deferral of Fees.
The Advisor shall have the right to elect to temporarily or permanently waive or defer all or a portion of the Base Management Fee or Incentive Fee that would otherwise be paid to it. Prior to the payment of any fee to the Advisor, the Company shall obtain written instructions from the Advisor with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Advisor and not paid over to the Advisor with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the occurrence of termination of this Agreement, as the Advisor may determine upon written notice to the Company. Any of the fees payable to the Advisor under this Agreement for any partial month or calendar quarter shall be appropriately prorated.
4. Covenants of the Advisor.
(a)   Advisor Status.   The Advisor covenants that it will be registered as an investment Advisor under the Advisers Act as of the date the Company commences investment operations and will maintain such registration. The Advisor agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

The following provisions in this Section 4 shall apply for only so long as the Shares are not listed on a national securities exchange.
(b)   Reports to Stockholders.   The Advisor shall prepare or shall cause to be prepared and distributed to the Company’s stockholders during each year the following reports of the Company (either included in a periodic report filed with the SEC or distributed in a separate report):
(i)   Quarterly Reports. Within 60 days of the end of each calendar quarter, a report containing the same financial information contained in the Company’s Quarterly Report on Form 10-Q filed by the Corporation under the Securities Exchange Act of 1934, as amended.
(ii)   Annual Report. Within 120 days after the end of the Company’s fiscal year, an annual report containing:
(A)   A balance sheet as of the end of each fiscal year and statements of income, equity and cash flow, for the year then ended, all of which shall be prepared in accordance with generally accepted accounting principles and accompanied by an auditor’s report containing an opinion of an independent certified public accountant;
(B)   A report of the activities of the Company during the period covered by the report;
(C)   Where forecasts have been provided to the Company’s stockholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and
(D)   A report setting forth distributions by the Company for the period covered thereby and separately identifying distributions from (a) cash flow from operations during the period, (b) cash flow from operations during a prior period which have been held as reserves and (c) proceeds from disposition of the Company’s assets.
(iii)   Previous Reimbursement Reports. The Advisor shall prepare or shall cause to be prepared a report, prepared in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports, and distributed to stockholders not less than annually, containing an itemized list of the costs reimbursed to the Advisor pursuant to Section 2(c) for the previous fiscal year. The special report shall at a minimum provide:
(A)   A review of the time records of individual employees, the costs of whose services were reimbursed; and
(B)   A review of the specific nature of the work performed by each such employee.
(iv)   Proposed Reimbursement Reports. The Advisor shall prepare or shall cause to be prepared a report containing an itemized estimate of all proposed expenses for which it shall receive reimbursements pursuant to Section 2(c) for the next fiscal year, together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Advisor.
(c)   Reports to Administrators.   The Advisor shall, upon written request of any Administrator, submit any of the reports and statements to be prepared and distributed by it pursuant to this Section 4 to such Administrator.
(d)   Reserves.   In performing its duties hereunder, the Advisor shall cause the Company to provide for adequate reserves for normal replacements and contingencies (but not for payment of fees payable to the Advisor hereunder) by causing the Company to retain a reasonable percentage of proceeds from offerings and revenues.
(e)   Recommendations Regarding Reviews.   From time to time and not less than quarterly, the Advisor must review the Company’s accounts to determine whether cash distributions are appropriate. The Company may, subject to authorization by the Board, distribute pro rata to its stockholders funds received by the Company which the Advisor deems unnecessary to retain in the Company.

(f)   Temporary Investments.   The Advisor shall, in its sole discretion, temporarily place proceeds from offerings by the Company into short-term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Company and the nature, timing and implementation of any changes thereto pursuant to Section 1(b); provided however, that the Advisor shall be under no fiduciary obligation to select any such short-term, highly-liquid investment based solely on any yield or return of such investment. The Advisor shall cause any proceeds of the offering of the Company’s securities not committed for investment within the later of two years from the date of effectiveness of the Registration Statement or one year from termination of the Company’s offering, unless a longer period is permitted by the applicable Administrator, to be paid as a distribution to the stockholders of the Company as a return of capital without deduction of Front End Fees (as defined below).
5. Brokerage Commissions; Limitations on Front End Fees; Period of Offering; Assessments.
(a)   Brokerage Commissions.   The Advisor is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company.
The following provisions in this Section 5 shall apply for only so long as the Shares are not listed on a national securities exchange.
(b)   Limitations.   Notwithstanding anything herein to the contrary:
(i)   All fees and expenses paid by any party for any services rendered to organize the Company and to acquire assets for the Company (“Front End Fees”) shall be reasonable and shall not exceed 15% of the gross offering proceeds, regardless of the source of payment. Any reimbursement to the Advisor or any other person for deferred organizational and offering expenses, including any interest thereon, if any, will be included within this 15% limitation.
(ii)   The Advisor shall commit at least 82% of the gross offering proceeds toward the investment or reinvestment of assets and reserves as set forth in Section 4(d) on behalf of the Company. The remaining proceeds may be used to pay Front End Fees.
6. Other Activities of the Advisor.
The services of the Advisor to the Company are not exclusive, and the Advisor may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Advisor to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Advisor and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Advisor and directors, officers, employees, partners, stockholders, members and managers of the Advisor and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

7. Responsibility of Dual Directors, Officers and/or Employees.   If any person who is a manager, partner, member, officer or employee of the Advisor is or becomes a director, officer or employee of the Company and acts as such in any business of the Company, then such manager, partner, member, officer or employee of the Advisor shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, member, officer or employee of the Advisor or under the control or direction of the Advisor, even if paid by the Advisor.
8. Indemnification; Limitation of Liability.
(a)   Indemnification.   The Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Advisor) shall not be liable to the Company for any action taken or omitted to be taken by the Advisor or such other person in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment Advisor of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings)) with respect to the receipt of compensation for services, and the Company shall indemnify, defend and protect the Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Advisor, each of whom shall be deemed a third party beneficiary hereof (collectively, the “Indemnified Parties”)) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its stockholders) arising out of or otherwise based upon the performance of any of the Advisor’s duties or obligations under this Agreement or otherwise as an investment Advisor of the Company, to the extent such damages, liabilities, costs and expenses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the laws of the State of Maryland, the Articles or the provisions of Section II.G of the Omnibus Guidelines published by the North American Securities Administrators Association on March 29, 1992, as amended from time to time.
The following provisions in this Section 8 shall apply for only so long as the Shares are not listed on a national securities exchange.
(b)   Limitations on Indemnification.   Notwithstanding Section 8(a) to the contrary, the Company shall not provide for indemnification of the Indemnified Parties for any liability or loss suffered by the Indemnified Parties, nor shall the Company provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:
(i)   the Indemnified Party has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company;
(ii)   the Indemnified Party was acting on behalf of or performing services for the Company;
(iii)   such liability or loss was not the result of negligence or misconduct by the Indemnified Party; and
(iv)   such indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from stockholders.
Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:
(i)   there has been a successful adjudication on the merits of each count involving alleged securities law violations;

(ii)   such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or
(iii)   a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.
(c)   Advancement of Funds.   The Company shall be permitted to advance funds to the Indemnified Party for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought and will do so if:
(i)   the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company;
(ii)   the Indemnified Party provides the Company with written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Company has been met;
(iii)   the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and
(iv)   the Indemnified Party provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, in cases in which such Indemnified Party is found not to be entitled to indemnification.
9. Effectiveness, Duration and Termination of Agreement.
(a)   Term and Effectiveness.   This Agreement shall become effective as of the date above written. This Agreement shall remain in effect for two years and thereafter shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party (“Independent Directors”), in accordance with the requirements of the Investment Company Act.
(b)   Termination.   This Agreement may be terminated at any time, without the payment of any penalty, (i) by the Company upon 60 days’ prior written notice to the Advisor, (A) upon the vote of a majority of the outstanding voting securities of the Company or (B) by the vote of the Company’s Independent Directors, or (ii) by the Advisor upon 120 days’ prior written notice to the Company. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). The provisions of Section 8 shall remain in full force and effect, and the Advisor shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.
(c)   Payments to and Duties of Advisor Upon Termination.
(i)   After the termination of this Agreement, the Advisor shall not be entitled to compensation for further services provided hereunder, except that it shall be entitled to receive from the Company within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Advisor prior to termination of this Agreement.
(ii)   The Advisor shall promptly upon termination:
(A)   Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(B)   Deliver to the Board all assets and documents of the Company then in custody of the Advisor; and
(C)   Cooperate with the Company to provide an orderly management transition.
The following provisions in this Section 9 shall apply for only so long as the Shares are not listed on a national securities exchange.
(d)   Other Matters.   Without the approval of holders of a majority of the Shares entitled to vote on the matter, the Advisor shall not: (i) amend this Agreement except for amendments that do not adversely affect the interests of the stockholders; (ii) voluntarily withdraw as the Advisor unless such withdrawal would not affect the tax status of the Company and would not materially adversely affect the stockholders; (iii) appoint a new Advisor; (iv) sell all or substantially all of the Company’s assets other than in the ordinary course of the Company’s business; or (v) cause the merger or other reorganization of the Company. In the event that the Advisor should withdraw pursuant to (ii) above, the withdrawing Advisor shall pay all expenses incurred as a result of its withdrawal. The Company may terminate the Advisor’s interest in the Company’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Advisor’s interest, determined by agreement of the terminated Advisor and the Company. If the Company and the Advisor cannot agree upon such amount, then such amount will be determined in accordance with the then current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally by the terminated Advisor and the Company. The method of payment to the terminated Advisor must be fair and must protect the solvency and liquidity of the Company.
10. Conflicts of Interests and Prohibited Activities.
This Section 10 shall apply for only so long as the Shares are not listed on a national securities exchange.
(a)   No Exclusive Agreement.   The Advisor is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Company.
(b)   Rebates, Kickbacks and Reciprocal Arrangements.
(i)   The Advisor agrees that it shall not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.
(ii)   The Advisor agrees that it shall not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell the Shares or give investment advice to a potential stockholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer of sales commissions for selling or distributing Shares.
(c)   Commingling.   The Advisor covenants that it shall not permit or cause to be permitted the Company’s funds to be commingled with the corporations of any other entity. Nothing in this Section 10(c) shall prohibit the Advisor from establishing a master fiduciary account pursuant to which separate sub-trust accounts are established for the benefit of affiliated programs, provided that the Company’s funds are protected from the claims of other programs and creditors of such programs.
11. Notices.   Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.
12. Amendments.   This Agreement may be amended in writing by mutual consent of the parties hereto, subject to the provisions of the Investment Company Act and the Articles.
13. Counterparts.   This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

14. Entire Agreement; Governing Law.   This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Company is regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.
COMPANY:
Terra Income Fund 6, Inc.
By: Name: Title:
ADVISOR:
Terra Income Advisors, LLC
By: Name: Title:

Appendix A
Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter
Scenario 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 2.0%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (base management fee + other expenses)) = 0.55%
Pre-incentive fee net investment income does not exceed the hurdle rate; therefore, there is no subordinated incentive fee on income payable.
Scenario 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.9%
Hurdle rate(1) = 2.0%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (base management fee + other expenses)) = 2.2%
Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)
Catch up
= 100% x (2.2% – 2.0%)
= 0.2%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision; therefore, the subordinated incentive fee on income is 0.2%.
Scenario 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 2.0%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (base management fee + other expenses)) = 2.8%
Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)
Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income – 2.5%))
Catch up
= 2.5% – 2.0%
= 0.50%

Subordinated incentive fee on income
= (100% × 0.5%) + (20.0% × (2.8% — 2.5%))
= 0.5% + (20% × 0.3%)
= 0.5% + 0.06%
= 0.56%

Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.56%.

(1)
Represents 8.0% annualized hurdle rate.

(2)
Represents 2.0% annualized base management fee on average gross assets. Examples assume assets are equal to adjusted capital.

(3)
Excludes organizational and offering expenses.

(4)
The “catch-up” provision is intended to provide our advisor with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 2.5% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains
Scenario 1
Assumptions
Year 1:
$20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2:
Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3:
FMV of Investment B determined to be $25 million

Year 4:
Investment B sold for $31 million

The incentive fee on capital gains would be:
Year 1:
None

Year 2:
Incentive fee on capital gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3:
None → $5 million (20.0% multiplied by ($30 million cumulative realized capital gains less $5 million cumulative unrealized capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4:
Incentive fee on capital gains of $200,000 → $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (incentive fee on capital gains taken in Year 2)

Scenario 2
Assumptions
Year 1:
$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2:
Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3:
FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4:
FMV of Investment B determined to be $35 million

Year 5:
Investment B sold for $20 million

The incentive fee on capital gains would be:
Year 1:
None

Year 2:
Incentive fee on capital gains of $5 million → 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3:
Incentive fee on capital gains of $1.4 million → $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains received in Year 2

Year 4:
None

Year 5:
None → $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains paid in Year 2 and Year 3

*
The returns shown are for illustrative purposes only. No incentive fee is payable to Terra Income Advisors in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

PRIVACY NOTICE
We are committed to protecting your privacy. This privacy notice explains the privacy policies of Terra Income Fund 6, Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Terra Income Fund 6, Inc.
We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.
We do not share this information with any non-affiliated third party except as described below.
•
Authorized Employees of Terra Income Advisors.   It is our policy that only authorized employees of our Terra Income Advisors who need to know your personal information will have access to it.

•
Service Providers.   We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and Government Officials.   If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclose

P.O. BOX 8035 CARY, NC 27512-9916 INTERNET—www.proxydocs.com/terra • Cast your vote online. • Have your Proxy Card ready PHONE—Call 1-844-474-9826 • Use any touch-tone telephone. • Have your Proxy Card ready, OR LIVE REPRESENTATIVE—Call 1-844-559-1548 • Vote on a recorded line. MAIL • Mark, sign and date your Proxy Card. • Fold and return your Proxy Card in the postage-paid envelope provided with the address on the reverse showing through the window. ATTEND THE VIRTUAL MEETING • You can register to attend and vote at the virtual Annual Meeting at www.proxydocs.com/terra and follow the instructions. Deadline for registra- tion is [ ], 2021 at [ ] P.M. Eastern Time. PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 Please fold here—Do not separate TERRA INCOME FUND 6, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS [ ], 2021 The undersigned shareholder hereby appoints Bernadette Murphy and Gregory M. Pinkus as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of Stockholders of Terra Income Fund 6, Inc. (the “Company”) to be held virtually via webcast at www.proxydocs.com/terra on [ ], 2021 at [ ] a.m. Eastern Time, (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Company which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Company, c/o Proxy Tabulator, P.O. Box 8035, Cary, NC 27512, or by voting at the Meeting. The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposals specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting. Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by general partner or other authorized person. Signature and Title, if applicable Additional Signature (if held jointly) Date Scan code for mobile voting PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE PXY-Terra-v4

EVERY VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of the Terra Income Fund 6, Inc., to be held on [ ], 2021 The Proxy Statement for this Meeting and the accompanying Notice of Annual Meeting of Stockholders and the form of proxy card are available at www.proxydocs.com/terra PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: THE BOARD, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 3, 4, AND “FOR” THE DIRECTOR NOMINEES IN PROPOSAL 2. 1. The approval of the New Advisory Agreement between the Company and the Advisor, to take effect as soon as practicable following the Meeting. FOR AGAINST ABSTAIN 2. The election of four members of the Board, to serve until the annual meeting of stockholders in the years noted below, and in each case until their successor is duly elected and qualifies. Nominees: (01) Adrienne M. Everette (nominee for Class I director, term expiring 2022) (02) Gaurav Misra (nominee for Class II director, term expiring 2023) (03) Vikram S. Uppal (nominee for Class II director, term expiring 2023) (04) Spencer E. Goldenberg (nominee for Class III director, term expiring 2024) FOR WITHHOLD FOR AGAINST ABSTAIN 3. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. 4. The adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies . 5. The transaction of such other business as may properly come before the Meeting, or any postponement or adjournment thereof. PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE PXY-Terra -V4